CONSTRUCTION LOAN AGREEMENT

between

JY-TV ASSOCIATES, LLC, a Florida limited liability company

and

WELLS FARGO BANK, NATIONAL ASSOCIATION

Entered into as of May 19, 2015

TABLE OF CONTENTS

CONSTRUCTION LOAN AGREEMENT

THIS CONSTRUCTION LOAN AGREEMENT (this "**Agreement**") is entered into as of May 19, 2015, by and between JY-TV ASSOCIATES, LLC, a Florida limited liability company ("**Borrower**"), and WELLS FARGO BANK, NATIONAL ASSOCIATION (collectively with its successors or assigns, "**Lender**").

RECITALS

A. Borrower desires to borrow from Lender, and Lender agrees to loan to Borrower, the extension of credit for which provision is made herein.

B. Borrower has, or will have, good and indefeasible fee simple title to that certain real property described in Exhibit A attached hereto ("**Property**").

C. Borrower proposes to construct on the Property certain improvements consisting of, without limitation, site work and a multi-family residential building containing 240 units totaling 238,750 net rentable square feet, together with all appurtenances and tenant improvements now or hereafter located on the Property ("**Improvements**"). The Improvements shall be constructed in accordance with the Plans and Specifications (defined herein). Borrower has requested from Lender a loan for the purpose of such construction.

NOW, THEREFORE, Borrower and Lender agree as follows:

ARTICLE 1. DEFINITIONS

1.1 **DEFINED TERMS**. The following capitalized terms generally used in this Agreement shall have the meanings defined or referenced below. Certain other capitalized terms used only in specific sections of this Agreement are defined in such sections.

"**Accounts**" – means, collectively, the Borrower's Account, the Borrower's Funds Account, and all other accounts created hereunder and under the Loan Documents or Other Related Loan Documents from time to time.

"**ADA**" - means the Americans with Disabilities Act, 42 U.S.C. §§ 12101, et seq., as now or hereafter amended or modified.

"**Affiliate**" or "**affiliate**" - shall have the meaning provided for such term by Section 101 of the Bankruptcy Code.

"**Agreement**" - shall have the meaning ascribed to such term in the preamble hereto.

"**Annual Budget**" - means an operating and capital budget for the Property setting forth Borrower's good faith estimate of projected operating expenses and Capital Expenditures for each calendar year, including, without limitation, expenses for maintenance, repairs, annual taxes, insurance, utilities and other annual expenses that are standard and customary for properties similar to the Property.

"**Approved Lease**" – means an executed lease that is approved by Lender as to: (i) form and content, and (ii) economic terms generally not materially less favorable than the Appraisal pro forma (including, but not limited to, term, Net Effective Rent (as defined below) expense recovery and concession package). The following shall not be, or shall cease to be, an Approved Lease: (i) a lease that has been terminated; or (ii) a lease where the tenant has not commenced or ceased to continue payment of any rent (excluding security deposits).

"**Architect**" - means Forum Architect & Interior Design, Inc..

"**Architect's Agreement**" - means that certain agreement dated October 20, 2014 by and between Borrower and Architect.

"**Bankruptcy Code**" - means the Bankruptcy Reform Act of 1978 (11 USC § 101-1330) as now or hereafter amended or recodified.

"**Borrower**" - shall have the meaning ascribed to such term in the preamble hereto.

"**Borrower's Account**" - means an account with Lender, account number 4128645710 in the name of Borrower or Borrower's designee.

"**Borrower's Funds Account**" - means a demand deposit account reserved and to be established with Lender upon demand, in the name of Borrower or Borrower's designee for the benefit of Lender, or such other name as Lender may direct in writing, in to which all Borrower's Funds from time to time shall be deposited by Borrower.

"**Borrower's Funds**" - means all funds of Borrower deposited with Lender pursuant to the terms and conditions of this Agreement.

"**Business Day**" – means any day, except a Saturday, Sunday or any other day on which commercial banks in New York, New York are authorized or required by law to close. Unless specifically referenced in this Agreement as a Business Day, all references to "days" shall be to calendar days.

"**Capital Expenditures**" –means major repairs and replacements to maintain or improve the Property, including, without limitation, structural repairs, roof replacements, HVAC repairs and replacements, mechanical and plumbing repairs and replacements and boiler repair and replacements.

"**Collateral**" - shall have the meaning ascribed to such term in the Security Instrument.

"**Complete**", "**Completed**" or "**Completion**" - means completion of the Improvements, which shall be deemed to have occurred, with respect to such portion thereof upon: (i) Lender's receipt of a written statement or certificate executed by the Architect designated or shown on the Plans and Specifications approved by Lender certifying, without qualification or exception (other than punchlist items), that the applicable portion of the Improvements are completed; (ii) Lender's receipt of all permanent certificates of occupancy or other comparable governmental approvals which are required for the applicable portion of the Improvements by the local government agency having jurisdiction and authority to issue such certificates of occupancy or other approvals, and a recorded notice of completion (if applicable, taking into consideration any future tenant improvement work); (iii) the expiration of the statutory period(s) within which valid mechanic's liens, materialman's liens and/or stop payment notices may be recorded and/or served by reason of the construction or renovation of the applicable portion of the Improvements, or, alternatively, Lender's receipt of valid, unconditional releases thereof from all persons entitled to record said liens or serve said stop payment notices; (iv) Lender's receipt of other close-out items as reasonably required and approved by Lender which are customarily delivered in connection with construction loan disbursements; and (v) Lender's receipt and approval of such other evidence of lien-free and defect-free completion as Lender may reasonably request and deem satisfactory.

"**Completion Date**" – means November 19, 2017, the date by which construction of the Improvements must be Complete.

"**Construction Agreement**" - means that certain guaranteed maximum price agreement, approved by Lender as to substance and form, to construct the Improvements to be executed by and between Borrower and Contractor.

"**Contractor**" – means a Florida licensed general contractor approved by Lender.

"**Debt Service Coverage Ratio**" – means, as of the date of determination, the immediately prior quarter annualized Net Operating Income (as hereinafter defined) from Approved Leases (as hereinafter defined) divided by the amount obtained by multiplying the Loan amount by the greatest of: (a) 6.81% loan constant (effective based on a 5.5% interest rate and 30-year amortization schedule); (b) a debt constant based on the Interest Rate (as defined in the Note), and 30-year amortization; and (c) a debt constant based on the then current 10-year Treasury Note plus 2.00% and a-30 year amortization.

"**Debt Yield**" – means, as of the date of determination, the amount, expressed as a percentage, obtained by dividing Net Operating Income by the commitment amount of the Loan.

"**Default**" - shall have the meaning ascribed to such term in that certain Article hereof entitled Default.

"**Determination Date**" - means the 1st day of each year.

"**Disbursement Instruction Agreement**" - means a Disbursement Instruction Agreement in the form attached hereto as Exhibit E, or such other form as Lender may require from time to time.

"**Effective Date**" - means the earlier of (a) the date Lender first authorizes the Loan proceeds to be released to, or for the benefit of, Borrower and (b) the date the Security Instrument is recorded in the real property records of the county where the Property is located.

"**Extended Maturity Date**" – means May 19, 2019.

"**FIRREA**" – means the Financial Institutions Reform, Recovery, and Enforcement Act of 1989, as amended from time to time.

"**Gross Operating Income**" - means the sum of any and all amounts, payments, fees, rentals, additional rentals, expense reimbursements (including, without limitation, all reimbursements by tenants, lessees, licensees and other users of the Property and Improvements) discounts or credits to Borrower, income, interest, and other monies directly or indirectly received by or on behalf of or credited to Borrower from any person with respect to Borrower's ownership, use, development, operation, leasing, franchising, marketing or licensing of the Property and Improvements. Gross Operating Income shall be computed on a cash basis and shall include for each quarterly statement required to be delivered to Lender hereunder all amounts actually received in such quarter whether or not such amounts are attributable to a charge arising in such quarter.

"**Guarantor**" - means J.I. KISLAK, INC., a New Jersey corporation, HMG/COURTLAND PROPERTIES, INC., a Delaware corporation, and W. DOUGLAS PITTS, and any other person or entity who, or which, in any manner, is or becomes obligated to Lender under any guaranty now or hereafter executed in connection with respect to the Loan (collectively or severally as the context thereof may suggest or require).

"**Guaranty**" – means those certain Repayment Guarant Agreements and Completion Guaranty Agreements dated of even date herewith executed and delivered by Guarantor to Lender, as the same may be amended, modified, supplemented or replaced from time to time.

"**Hazardous Materials**" - shall have the meaning ascribed to such term in that certain Section hereof entitled Special Representations and Warranties.

"**Hazardous Materials Claims**" - shall have the meaning ascribed to such term in that certain Section hereof entitled Special Representations and Warranties.

"**Hazardous Materials Laws**" - shall have the meaning ascribed to such term in that certain Section hereof entitled Special Representations and Warranties.

"**Improvements**" - shall have the meaning ascribed to such term in the Recitals above.

"**In-Balance**" – means, with respect to the Loan, Lender's determination from time to time that any undisbursed Loan funds together with all sums, if any, to be provided by Borrower as shown in the Loan Budget, shall be at all times equal to or greater than the amount which Lender from time to time reasonably determines necessary to: (i) pay, through Completion, all costs of development and construction of the Improvements in accordance with the Loan Documents; (ii) pay all sums which may accrue under the Loan Documents prior to repayment of the Loan; and (iii) enable Borrower to perform and satisfy all of the covenants of Borrower contained in the Loan Documents.

"**In-Balance Payments**" – means all payments required under that certain Section hereof entitled In Balance Payments from time to time.

"**Indemnitees**" - means Lender, Lender's parents, subsidiaries and affiliates, any holder of or Participant in the Loan and all directors, officers, employees, agents, successors and assigns of any of the foregoing.

"**Indemnitor**" - means J.I. KISLAK, INC., a New Jersey corporation, HMG/COURTLAND PROPERTIES, INC., a Delaware corporation, W. DOUGLAS PITTS, and any other person or entity who, or which, in any manner, is or

becomes obligated to Lender under any indemnity now or hereafter executed in connection with respect to the Loan (collectively or severally as the context thereof may suggest or require).

"**Initial Equity**" - shall have the meaning ascribed to such term in that certain Section hereof entitled Conditions Precedent.

"**Lease**" and "**Leases**" - means any and all present and future leases of the Property, Improvements or any portion thereof, all licenses and agreements relating to the management, leasing or operation of the Property, Improvements, or any portion thereof, and all other agreements of any kind relating to the use or occupancy of the Property, Improvements or any portion thereof.

"**Lender**" - shall have the meaning ascribed to such term in the preamble hereto.

"**Lien**" - means any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, encumbrance (including, but not limited to, easements, rights-of-way, zoning restrictions and the like), lien (statutory or other), preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, the interest of a lessor under a capital lease, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement or document having similar effect (other than a financing statement filed by a "true" lessor pursuant to Section 9-505 (or a successor section) of the Uniform Commercial Code) naming the owner of the asset to which such Lien relates as debtor, under the Uniform Commercial Code or other comparable law of any jurisdiction.

"**Loan**" - means the principal sum that Lender agrees to lend and Borrower agrees to borrow pursuant to the terms and conditions of this Agreement: TWENTY-SEVEN MILLION AND NO/100 DOLLARS ($27,000,000.00).

"**Loan Budget**" – means the Loan Budget attached hereto as Exhibit D, as the same may be amended, modified, supplemented or replaced from time to time.

"**Loan Documents**" - means those documents, as hereafter amended, supplemented, replaced or modified from time to time, properly executed and in recordable form, if necessary, listed in Exhibit B as Loan Documents.

"**Loan-to-Value Percentage**" – means, as of the date of determination, the amount, expressed as a percentage, obtained by dividing the commitment amount of the Loan by the "as-if stabilized" fair market value of the Property and Improvements (after adjustment for senior liens and regular and special tax assessments) as determined by Lender pursuant to the most recent appraisal obtained and approved by Lender.

"**Maturity Date**" - means the Original Maturity Date or the Extended Maturity Date, as applicable.

"**Net Effective Rent**" - means, for any lease, the starting base rent scheduled to be paid under such lease, as reduced for any amounts paid by the landlord directly to or on behalf of the tenant for the purpose of inducing the tenant to enter into such lease (including, without limitation, moving expenses, free rent periods or abatements or lease buyouts), as determined by Lender and amortized over the life of such lease.

"**Net Operating Income**" - means, the actual annualized rental revenue and expense recoveries recognized by generally accepted accounting principles, as promulgated by the Financial Accounting Standards Board, ("**GAAP**") (as adjusted to remove the straight lining of rents) from tenant(s) pursuant to Approved Leases, plus other customary and typical income from the Property, minus annualized operating expenses for the Property payable in the ordinary course, such expenses to include: (1) management fees equal to the greater of: (a) Appraisal proforma, (b) actual incurred or (c) 3% of gross revenue, and annual Property reserves equal to the greater of: (i) Appraisal proforma or (ii) $250 per unit; and (2) normalized customary expenses that are typically paid once or twice per year (e.g., real property taxes and insurance premiums). Property reserves shall not include leasing costs and actual capital expenditures. In the event an Approved Lease ceases to be an Approved Lease, then the Net Operating Income will be re-calculated without the income from such lease.

"**Note**" - means that certain Promissory Note Secured by Mortgage dated of even date herewith, in the original principal amount of the Loan, executed by Borrower and payable to the order of Lender, as the same may be amended, modified, supplemented or replaced from time to time.

"**Option to Extend**" - means Borrower's option, subject to the terms and conditions of that certain Section hereof entitled Option to Extend, to extend the term of the Loan from the Maturity Date to the Extended Maturity Date.

"**Original Maturity Date**" – means May 19, 2018.

"**Other Related Documents**" - means those documents, as hereafter amended, supplemented, replaced or modified from time to time, properly executed and in recordable form, if necessary, listed in Exhibit B as Other Related Documents.

"**Participant**" - shall have the meaning ascribed to such term in that certain Section hereof entitled Loan Sales and Participation; Disclosure of Information.

"**Permitted Debt**" - means unsecured trade payables incurred in the ordinary course of its business that: (a) are related to the ownership and operation of the Property; (b) do not exceed two percent (2%) of the outstanding balance of the Loan; (c) are not evidenced by a note; (d) must be paid within sixty (60) days; and (e) are otherwise expressly permitted under the Loan Documents.

"**Permitted Operating Expenses**" - means the following expenses to the extent that such expenses are reasonable in amount and customary for properties similar to this type of Property and Improvements: (i) taxes and assessments imposed upon the Property and Improvements to the extent that such taxes and assessments are required to be paid by Borrower and are actually paid or reserved for by Borrower; (ii) bond assessments; (iii) insurance premiums for casualty insurance (including, without limitation, earthquake) and liability insurance carried in connection with the Property and Improvements, provided, however, if any, insurance is maintained as part of a blanket policy covering the Property and Improvements and other properties, the insurance premium included in this subparagraph shall be the premium fairly allocable to the Property and Improvements; (iv) operating expenses incurred by Borrower for the management, operation, cleaning, leasing, maintenance and repair of the Property and Improvements. Permitted Operating Expenses shall not include any interest or principal payments on the Loan or any allowance for depreciation.

"**Plans and Specifications**" – means the plans and specifications for the construction of the Improvements heretofore or hereafter delivered to and approved by Lender, as amended in order to comply with the terms and conditions of this Agreement.

"**Person**" or "**person**" - means any individual, company, trust or other legal entity of any kind whatsoever, or other organization, whether or not a legal entity.

"**Property**" - shall have the meaning ascribed to such term in the Recitals above.

"**Related Person**" - means each Guarantor and any insider or affiliate (or insider or affiliate of any such insider or affiliate) of Borrower, determined by assuming that: (a) Borrower or such Guarantor or other affiliate or insider was a debtor at the time of determination of Related Person status; and (b) the terms "insider" and "debtor" have the meanings provided for those terms by Section 101 of the federal Bankruptcy Code.

"**Rent Roll**" - means the rent roll relating to any Leases and delivered to Lender which contains basic rent roll information as approved by Lender, including, without limitation, name of tenant, date of Lease, monthly or other periodic rent amount, amount of security deposit, Lease expiration date, option periods, and other matters reasonably requested by Lender.

"**Restricted Party**" shall mean each of (i) Borrower, (ii) any entity obligated under any guaranty or indemnity made in favor of Lender in connection with the Loan, and (iii) any shareholder, partner, member or non-member manager, or any direct or indirect legal or beneficial owner of Borrower, or any entity obligated under a guaranty or indemnity made in favor of Lender in connection with the Loan.

"**Security Instrument**" - means that certain Construction Mortgage with Absolute Assignment of Leases and Rents, Security Agreements and Fixture Filing Financing Statement dated of even date herewith, executed by Borrower, as Mortgagor, in favor of Lender, as Mortgagee, as the same may be amended, modified, supplemented or replaced from time to time.

"**Separateness Provisions**" - shall have the meaning ascribed to such term in that certain Section hereof entitled Separateness Covenants.

"**Subdivision Map**" - shall have the meaning ascribed to such term in that certain Section hereof entitled Subdivision Maps.

"**Swap Agreement**" - means a "swap agreement" as defined in Section 101 of the Bankruptcy Code, entered into by Borrower and Lender (or with another financial institution which is reasonably acceptable to Lender), together with all modifications, extensions, renewals and replacements thereof.

"**Title Policy**" - means the ALTA Lender's Policy of Title Insurance as issued by the Title Company.

"**Title Company**" – means First American Title Insurance Company.

"**Transfer**" or "**Transferred**"- means any sale, installment sale, exchange, mortgage, pledge, hypothecation, assignment, encumbrance or other transfer, conveyance or disposition, whether voluntarily, involuntarily or by operation of law or otherwise.

"**UCC**" - means the Uniform Commercial Code in effect from time to time in the state where Borrower is organized and where the Property is located, as applicable, as now or hereafter amended or modified.

ARTICLE 2. LOAN

2.1 **LOAN**. Subject to the terms of this Agreement, Lender agrees to lend to Borrower and Borrower agrees to borrow from Lender the principal sum of TWENTY-SEVEN MILLION AND NO/100 DOLLARS ($27,000,000.00); said sum to be evidenced by the Note. This Loan is not a revolving credit line, and no payments or credits shall increase the maximum amount of advances available from the Loan. The Loan shall bear interest and be repaid in accordance with the provisions of the Note.

2.2 **PURPOSE**. Amounts disbursed to or on behalf of Borrower pursuant to the Note shall be used for the construction of the Property and Improvements and for such other purposes and uses as may be permitted under this Agreement and the other Loan Documents

2.3 **GRANT OF SECURITY INTEREST IN REAL PROPERTY**. The Note shall be secured, in part, by the Security Instrument encumbering certain real property and improvements as described therein.

2.4 **ADDITIONAL SECURITY INTEREST**. Borrower hereby grants and assigns to Lender a security interest, to secure payment and performance of all obligations, in all of Borrower's right, title and interest, now or hereafter acquired, to the payment of money from Lender to Borrower under any Swap Agreement.

2.5 **LOAN FEE**. Borrower shall pay to Lender, at Loan closing, a non-refundable loan fee in the amount of ONE HUNDRED SIXTY-TWO THOUSAND AND NO/100 DOLLARS ($162,000.00).

2.6 **LOAN DOCUMENTS**. Borrower shall deliver to Lender concurrently with this Agreement each of the documents, each properly executed and in recordable form, as applicable, described in Exhibit B as Loan Documents, together with those documents described in Exhibit B as Other Related Documents.

2.7 **EFFECTIVE DATE**. The effective date of the Loan Documents shall be the Effective Date.

2.8 **MATURITY DATE**. All sums due and owing under this Agreement and the other Loan Documents shall be repaid in full on the Maturity Date.

2.9 **FULL REPAYMENT AND RECONVEYANCE, SATISFACTION OR RELEASE**. Upon receipt of all sums owing and outstanding under the Loan Documents, and the full performance of all other obligations secured by the Security Instrument, Lender shall reconvey, satisfy or release the Property and Improvements from the lien of the Security Instrument and terminate any assignment of leases and rents or UCC-financing statements related to the Collateral; provided, however, that all of the following conditions shall be satisfied at the time of, and with respect to, such reconveyance, satisfaction or release: (a) Lender shall have received all escrow, closing and recording costs, the costs of preparing and delivering such reconveyance, satisfaction or release, the payment of any and all sums then due and payable under the Loan Documents, and the full payment and performance of all other obligations secured by the Security Instrument, including, without limitation, those set forth in the Note and the Security Instrument; and (b) Lender shall have received a written release satisfactory to Lender of any set aside letter, letter of credit or other form of undertaking which Lender has issued to any surety, governmental agency or any other party in connection with the Loan and/or the Property. Lender's obligation to make further disbursements under the Loan shall terminate as to any portion of the Loan undisbursed as of the date of issuance of such reconveyance, satisfaction or release, and any commitment of Lender to lend any undisbursed portion of the Loan shall be cancelled. Any repayment shall be without prejudice to Borrower's obligations under any Swap Agreement between Borrower and Lender, which shall remain in full force and effect subject to the terms of such Swap Agreement (including provisions that may require a reduction, modification or early termination of a swap transaction, in whole or in part, in the event of such repayment, and may require Borrower to pay any fees or other amounts for such reduction, modification or early termination), and no such fees or amounts shall be deemed a penalty hereunder or otherwise.

2.10 **OPTION TO EXTEND**. Borrower shall have the option to extend ("**Option to Extend**") the term of the Loan from the Maturity Date (for purposes of this Section, "**Original Maturity Date**"), to May 19, 2019 ("**Extended Maturity Date**"), upon satisfaction of each and every one of the following conditions precedent in Lender's discretion:

(a) Borrower shall provide Lender with written notice of Borrower's request to exercise the Option to Extend in the form attached hereto as Exhibit C not less than forty-five (45) days and not more than one hundred twenty (120) days prior to the Original Maturity Date.

(b) As of the date of Borrower's delivery of notice of request to exercise the Option to Extend, and as of the Original Maturity Date, no Default shall exist, and no event or condition which, with the giving of notice or the passage of time or both, would constitute a Default shall exist, and Borrower shall so certify in writing.

(c) The Improvements are Complete and Lender shall have received copies of all permanent certificates of occupancy or other comparable governmental approvals which are required for the Improvements by the local government agency having jurisdiction and authority to issue such certificates of occupancy or other approvals.

(d) Borrower shall execute or cause the execution of all documents reasonably required by Lender to exercise the Option to Extend.

(e) There shall have occurred no material adverse change, as determined by Lender in its sole discretion, in the financial condition of Borrower, any Guarantor, or any Indemnitor from that which existed as of the date upon which the financial condition of such party was first represented to Lender.

(f) Borrower shall have provided Lender evidence satisfactory to Lender that not less than ninety percent (90%) of the apartment units within the Property shall be leased pursuant to Approved Leases, and either: (i) the tenant under each lease occupies the leased premises or will occupy the leased premises within thirty (30) days following the execution of such lease, has commenced rent payments to Borrower, and has not defaulted or made a claim that Borrower has defaulted under the lease; or (ii) if the lease has been entered into before the leased premises have been completed, such lease provides that the tenant shall occupy the leased premises and commence paying rent no later than the date of completion of the leased premises.

(g) At Borrower's sole cost and expense, the issuance by the Title Company, and Lender's receipt, of any endorsements deemed necessary by Lender for attachment to Lender's Policy of Title Insurance, insuring the priority and validity of the Security Instrument.

(h) Borrower shall have delivered evidence satisfactory to Lender that as of the Original Maturity Date the Property and Improvements have achieved a Debt Service Coverage Ratio of at least 1.32x; provided, however, in the event such required minimum Debt Service Coverage Ratio is not achieved, then Borrower shall pay down the outstanding principal balance of the Loan such that said minimum Debt Service Coverage Ratio is met. Any principal balance reduction shall reduce Lender's commitment by a like amount and may not be re-borrowed.

(i) At Lender's option, Lender shall have received, at Borrower's sole expense, a written appraisal prepared in conformance with the requirements of FIRREA, as well as any other applicable rules and/or regulations from any and all applicable governmental authorities (subject to review and adjustment by Lender consistent with Lender's standard practices), confirming to the satisfaction of Lender that the "as-is" Loan-to-Value Percentage, as of the Original Maturity Date, does not exceed seventy percent (70%); provided, however, in the event such fair market value is not adequate to meet the required Loan-to-Value Percentage, then Borrower shall pay down the outstanding principal balance of the Loan such that said Loan-to-Value Percentage is met. The valuation date of such appraisal shall be within ninety (90) days of the Original Maturity Date. Any principal balance reduction shall reduce Lender's commitment by a like amount and may not be re-borrowed.

(j) On the date of Borrower's exercise of the Extension Option, Borrower shall pay to Lender an extension fee in the amount of one-quarter of one percent (0.25%) of the total commitment amount of the Loan (whether disbursed or undisbursed), as determined on the date of Borrower's exercise of the Extension Option, in immediately available funds.

(k) From the Original Maturity Date through and including the Extended Maturity Date, Borrower shall be required to make monthly principal payments based on a 30-year amortization and the market interest rate in effect as of the Original Maturity Date as determined by Lender.

Except as modified by this Option to Extend, the terms and conditions of this Agreement and the other Loan Documents as modified and approved by Lender shall remain unmodified and in full force and effect.

2.11 **RECOURSE**. The Loan shall be full recourse to Borrower and all of its assets, whether now owned or hereafter acquired or in which Borrower otherwise has an interest, and all proceeds thereof.

ARTICLE 3. DISBURSEMENT

3.1 **CONDITIONS PRECEDENT**. Lender's obligation to make any disbursements or take any other action under the Loan Documents shall be subject at all times to satisfaction of each and every one of the following conditions precedent in Lender's discretion:

(a) Receipt and approval by Lender of an executed original of this Agreement, each of the Loan Documents, the Other Related Documents and any and all other documents, instruments, policies and forms of evidence or other materials which are required pursuant to this Agreement or any of the other Loan Documents or as otherwise required by Lender, each in form and content acceptable to Lender.

(b) There shall exist no Default, as defined in this Agreement or Default as defined in any of the Loan Documents or Other Related Documents, or event, omission or failure of any condition which would constitute a Default after notice or passage of time, or both.

(c) The Security Instrument is a valid lien upon the Property and is prior and superior to all other liens and encumbrances thereon except those approved by Lender in writing.

(d) Any undisbursed Loan funds together with all sums, if any, to be provided by Borrower as shown in the Loan Budget shall be at all times equal to or greater than the amount which Lender from time to time determines necessary to: (i) pay, through Completion, all costs of development, construction, marketing and sale or leasing of the Property and Improvements in accordance with the Loan Documents; (ii) pay all sums which may accrue under the Loan Documents prior to repayment of the Loan in full; and (iii) enable

Borrower to perform and satisfy all of the covenants of Borrower contained in the Loan Documents. If Lender determines at any time that the undisbursed Loan funds are insufficient for said purposes, Borrower shall deposit the amount of such deficiency with Lender in Borrower's Funds Account within seven (7) days of Lender's written demand.

(e) Lender shall have received and approved a final Loan Budget.

(f) Lender shall have received and approved the following: (i) a written appraisal prepared in conformance with the requirements of FIRREA, as well as any other applicable rules and/or regulations from any and all applicable governmental authorities (subject to review and adjustment by Lender consistent with Lender's standard practices); (ii) evidence of the insurance coverage required under this Agreement; (iii) if requested by Lender, a soils report for the Property and Improvements; (iv) an environmental site assessment with respect to the presence, if any, of Hazardous Materials on the Property and Improvements; (v) two (2) sets of the Plans and Specifications, certified as complete by the Architect, together with evidence of all necessary or appropriate approvals of governmental agencies or private parties; (vi) copies of all agreements which are material to Completion of the Improvements, and an assignment of each, including the guaranteed maximum price construction contract; (vii) copies of all building permits and similar permits, licenses, approvals, development agreements, Property entitlement documents, and other authorizations of governmental agencies or private parties required in connection with the development of the Property and Improvements; and (viii) copies of any initial study, negative declaration, mitigated negative declaration, environmental impact report, notice of determination or notice of exemption prepared, adopted, certified or filed by or with any governmental agency in connection with the Property and Improvements.

(g) Borrower shall have delivered to Lender (i) a request for the advance in a form acceptable to Lender, (ii) a copy of Contractor's application for payment to Borrower, signed by Architect and confirmed by Lender's inspector, on AIA Forms G702 and G703/G703A or other forms acceptable to Lender, (iii) if requested by Lender, paid invoices or receipts and unconditional statutory lien waivers for all construction work and costs included in the previous request for advance, and evidence reasonably satisfactory to Lender that all prior advances have been used for purposes described in this Agreement or the Loan Budget; (iv) if requested by Lender, evidence that any inspection required by any governmental authority has been completed with results satisfactory to that governmental authority and a detailed itemization of the Construction Agreement and allocated costs of any work to be performed thereunder on AIA Form G702 or such other forms as may be acceptable to Lender, (v) a true and correct current statement of all obligations incurred for labor performed and materials ordered or delivered, and (vi) such certifications of job progress, in form satisfactory to Lender, as Lender may request. Lender shall have the right to inspect all books, records and accounts relating to such work, and may, at its option, require execution by Borrower and any contractors, subcontractors, laborers and materialmen of such affidavits, endorsements and releases as Lender deems necessary.

(h) Borrower shall have contributed equity in an amount not less than $6,775,000.00 in the form of cash incurred as indicated in the Loan Budget ("**Initial Equity**").

(i) Lender shall not be obligated to make the final disbursement until (i) Lender has received the final certificate of occupancy in form and substance satisfactory to Lender, (ii) Lender has received evidence, satisfactory to Lender, that the Improvements have been Completed prior to the Completion Date and in accordance with the Plans and Specifications, (iii) Lender has received evidence satisfactory to Lender of lien free completion of the Improvements or that the statutory lien filing period has expired including, without limitation, either evidence that no claim of lien or stop payment notice has been filed or Lender has received releases with respect to the same, (iv) Borrower has performed all other obligations under the Loan Documents, and (v) Lender has received evidence satisfactory to Lender that all builders risk insurance required by Article 5 has been converted to permanent insurance coverage.

(j) The representations and warranties contained in this Agreement shall be true and correct.

(k) With respect to the initial advance of the Loan, Lender shall have received evidence that JY-TV ASSOCIATES, LLC, a Florida limited liability company, is in good standing in its state of formation and states where it conducts business.

(l) With respect to the initial advance of the Loan, Lender shall have received evidence that J.I. KISLAK, INC., a New Jersey corporation, is in good standing in its state of formation and states where it conducts business.

(m) With respect to the initial advance of the Loan, Lender shall have received evidence that HMG/COURTLAND PROPERTIES, INC., a Delaware corporation, is in good standing in its state of formation and states where it conducts business.

(n) Lender shall have received and approved organizational documents, resolutions, certificates and consents with respect to Borrower (and the partners, members, managers or joint venturers of Borrower (if any)), all Guarantors (and the partners, members, managers or joint venturers of all such Guarantors (if any)), and such other related entities as Lender may require.

(o) Borrower has delivered to Lender, at Borrower's expense, an opinion of legal counsel in form and content satisfactory to Lender to the effect that: (a) upon due authorization, execution and recordation or filing as may be specified in the opinion, each of the Loan Documents shall be legal, valid and binding instruments, enforceable against the makers thereof in accordance with their respective terms; (b) Borrower is duly formed and has all requisite authority to enter into the Loan Documents; and (c) as to such other matters, incident to the transactions contemplated hereby, as Lender may reasonably request.

3.2 **BORROWER'S ACCOUNT, BORROWER'S FUNDS ACCOUNT, PLEDGE AND ASSIGNMENT, AND DISBURSEMENT AUTHORIZATION**. The proceeds of the Loan, and, if applicable, any sums in any other accounts referenced in this Agreement (to the extent that Lender has control over disbursement from such account) (the "**Controlled Accounts**"), when qualified for disbursement, shall be deposited into the Borrower's Account or otherwise disbursed to or for the benefit or account of Borrower in accordance with the Loan Documents, and that certain Section hereof entitled Disbursements and the Disbursement Instruction Agreement attached hereto as Exhibit E, as amended or replaced from time to time in accordance with the terms thereof. As additional security for Borrower's performance under the Loan Documents, Borrower hereby irrevocably pledges and assigns to Lender all monies at any time deposited in any Accounts, in any Controlled Accounts, and including all Borrower's Funds. Borrower shall not, without obtaining the prior written consent of Lender, further pledge, assign or grant any security interest in any Accounts, in any Controlled Accounts, or any funds on deposit in any Accounts, and in any Controlled Accounts, or permit any lien to attach thereto, or any levy to be made thereon, or any UCC Financing Statements to be filed thereon, except those naming Lender as the secured party, to be filed with respect thereto. This Agreement is, among other things, intended by the parties to be a security agreement for purposes of the UCC. Following the occurrence of a Default, Lender may apply all or any part of the funds on deposit in any Accounts, and in any Controlled Accounts, against the amounts outstanding under the Loan in any order and in any manner as Lender shall elect in Lender's sole discretion without seeking the appointment of a receiver and without adversely affecting the rights of Lender to foreclose the liens and security interests securing the Loan or exercise its other rights under the Loan Documents. The Borrower Funds shall not constitute trust funds and may be commingled with other monies held by Lender. All interest which accrues on any funds, if any, deposited in the Accounts, and in any Controlled Accounts, shall be at a rate established by Lender, which may or may not be the highest rate then available, shall accrue for the benefit of Borrower and shall be taxable to Borrower and shall be added to and disbursed in the same manner and under the same conditions as the principal sum on which said interest accrued. Upon indefeasible repayment in full of Borrower's obligations under the Loan Documents, all remaining funds held in the Accounts, and in any Controlled Accounts, if any, shall be disbursed to Borrower within ten (10) Business Days.

3.3 **DISBURSEMENTS**. Borrower hereby authorizes Lender to disburse the proceeds of the Loan made by Lender or its affiliate, and, if applicable, funds in any Controlled Accounts, in accordance with the terms of the Loan Documents and the terms of the Disbursement Instruction Agreement attached hereto as Exhibit E, as amended or replaced from time to time in accordance with the terms thereof.

3.4 **LOAN DISBURSEMENTS**.

(a) Subject to all conditions precedent set forth above, the proceeds of the Loan and any Borrower's Funds shall be disbursed in accordance with the Loan Budget to pay for costs of construction actually incurred, subject to a retention in accordance with that certain Section hereof entitled "Withholding of Advances; Retention," by deposit into Borrower's Account.

(b) In no event will Lender make disbursements (i) more frequently than monthly, or (ii) in excess of the percentage of construction completed as certified by Lender's inspector. The maximum amount of advances which Borrower may request for the Improvements or for any component or phase thereof shall be as set forth in the Loan Budget.

(c) Lender shall not be obligated to disburse Loan proceeds for the payment of any cost if the amount of such cost, together with the amounts of other costs included within the same "line-item" in the Loan Budget for which requests for advances have previously been submitted and approved, exceeds the amount set forth in the Loan Budget for such line-item, unless Borrower furnishes to Lender documentary evidence satisfactory to Lender that any such excess cost is offset by a reduction, in nature satisfactory to Lender, of at least an equal amount in another line-item in the Loan Budget, and Lender approves a revision to the Loan Budget.

(d) At its option, Lender may make disbursements directly to Lender for the payment of interest which accrues and becomes due under the Note, if and to the extent the Loan Budget includes a line-item for interest reserve advances.

(e) At its option, Lender may make disbursements to cover any expenses or charges which are to be borne by Borrower, including, but not limited to, the cost of any required legal fees, appraisals, inspections, certifications or surveys. At its sole option, Lender may make any disbursements by payment to Borrower or jointly to Borrower and any contractor, subcontractor, supplier, or other person performing work or furnishing materials in connection with the construction of the Improvements. All disbursements shall be applied by Borrower solely for the purposes for which the funds have been disbursed. Developer's fees will be disbursed based on the percentage of construction completed (as certified by Lender's independent supervising architect) at the time of the requested advance.

(f) All disbursements shall be made first from Borrower's Funds and then from available Loan funds.

(g) If the outstanding principal balance of the Loan ever exceeds the maximum amount of the Loan, then all such amounts shall nonetheless be evidenced by the Note, guaranteed by the Guaranty and secured by the Security Instrument; however, Borrower shall, within five (5) Business Days after Lender's demand or Borrower's earlier discovery of such advance, pay to Lender an amount equal to such excess principal amount and accrued but unpaid interest thereon.

(h) All requests for advances shall clearly identify any amounts requested for payment to a Related Person. Unless expressly set forth in the then effective Loan Budget or this Agreement, no developer's, management, consulting or brokerage fee or commission, developer profit or other payment to any Related Person will be paid directly or indirectly from any proceeds of the Loan without Lender's prior written approval.

(i) In addition to, and not in lieu of any condition set forth in this Section above, Lender shall have the right to condition any disbursement upon Lender's receipt and approval of the following: (i) bills, invoices, documents of title, vouchers, statements, payroll records, receipts and any other documents evidencing the total amount expended, incurred or due for any requested line-item in the Loan Budget; (ii) evidence of Borrower's use of a lien release, joint check and voucher system acceptable to Lender for payments or disbursements to any contractor, subcontractor, materialman, supplier or lien claimant; (iii) architect's, independent supervising architect's and/or engineer's periodic certifications of the percentage and/or stage of construction that has been completed and its conformance to the Plans and Specifications and governmental requirements based upon any such architect's, independent supervising architect's and/or engineer's periodic physical inspections of the Property and Improvements; waivers and releases of any mechanics' lien, stop payment notice claim, equitable lien claim or other lien claim rights; and (iv) any other document, requirement, update, evidence, endorsement, certification or information that Lender may request under any provision of the Loan Documents.

3.5 **<u>WITHHOLDING OF ADVANCES; RETENTION</u>**. Lender may withhold advances under the following circumstances, in addition to the circumstances described in those certain Sections hereof entitled Acceleration Upon Default; Remedies and Lender's Right to Stop Construction:

(a) Lender may withhold any advance if the request therefor is not accompanied by executed statutory lien waivers for all work done, equipment leased and materials supplied through the date of the immediately preceding request for an advance.

(b) Ten percent (10%) of each advance for hard costs shall be retained by Lender until Architect has certified, and the Lender's inspector has confirmed, on AIA Form G704 or other appropriate form, that the relevant Improvements have been substantially completed in accordance with the Plans and Specifications in accordance with that certain Section hereof entitled Commencement and Completion. The retainage portion of each advance for labor, services and/or material will be disbursed following such timely completion of the Improvements in question unless Lender, in its sole discretion, agrees to disbursements at an earlier stage.

(c) Any one or more advances may be withheld in whole or in part if Lender determines that the requested advance(s) would cause the amount committed or advanced to exceed the limitations set forth in the then effective Loan Budget or the limitations in that certain Section hereof entitled Loan Disbursements.

ARTICLE 4. CONSTRUCTION

4.1 **COMMENCEMENT AND COMPLETION**. Borrower shall commence construction of the Improvements without delay after recordation of the Security Instrument and shall Complete construction of the Improvements, free and clean of any mechanics' and materialmen's liens and stop payment notices, as applicable, in accordance with the Plans and Specifications and other provisions of the Loan Documents, with all construction costs having been paid, on or before the Completion Date.

4.2 **FORCE MAJEURE**. The time within which construction of the Improvements must be Completed shall be extended for a period of time equal to the period of any delay directly affecting construction which is caused by fire, earthquake or other acts of God, strike, lockout, acts of public enemy, riot, insurrection, or governmental regulation of the sale or transportation of materials, supplies or labor; provided, however, that Borrower shall furnish Lender with written notice satisfactory to Lender evidencing any such delay within ten (10) days from the occurrence of any such delay. In no event shall the time for Completion of the Improvements be extended beyond the Maturity Date or more than sixty (60) days beyond the Completion Date.

4.3 **CONSTRUCTION AGREEMENT**. Borrower and Contractor have entered into the Construction Agreement pursuant to the terms and conditions of which Contractor is to construct the Improvements. Borrower shall require Contractor to perform in accordance with the terms of the Construction Agreement and shall not amend, modify or alter the responsibilities of Contractor under the Construction Agreement without Lender's prior written consent. Borrower shall execute, upon Lender's request, an assignment of Borrower's rights under the Construction Agreement to Lender as security for Borrower's obligations under this Agreement and the other Loan Documents and shall cause the Contractor to consent to any such assignment.

4.4 **ARCHITECT'S AGREEMENT**. Borrower and Architect have entered into the Architect's Agreement, pursuant to which Architect is to design the Improvements. Borrower shall require Architect to perform in accordance with the terms of the Architect's Agreement and shall not amend, modify or alter the responsibilities of Architect under the Architect's Agreement without Lender's prior written consent. Upon Lender's request, Borrower shall execute an assignment of the Architect's Agreement and the Plans and Specifications to Lender as additional security for Borrower's performance under this Agreement and the other Loan Documents and shall cause the Architect to consent to any such assignment.

4.5 **PLANS AND SPECIFICATIONS**.

(a) **Changes; Lender Consent**. Prior to the commencement of construction, Lender shall have reviewed and approved the Plans and Specifications. Except as otherwise provided in this Agreement, Borrower shall not make any changes in the Plans and Specifications without Lender's prior written consent if such change: (i) constitutes a material change in the building material or equipment specifications, or in the architectural or structural design, value or quality of any of the Improvements; (ii) would result in an increase of construction costs in excess of Two Hundred Thousand and No/100 Dollars ($200,000.00) for any single

change or in excess of Four Hundred Thousand and No/100 Dollars ($400,000.00) for all such changes; (iii) would affect the structural integrity, quality of building materials, or overall efficiency of operating systems of the Improvements; or (iv) requires the approval of any permanent lender. Without limiting the above, Lender agrees that Borrower may make minor changes in the Plans and Specifications without Lender's prior written consent, provided that such changes do not violate any of the conditions specified herein. Borrower shall at all times maintain, for inspection by Lender, a full set of working drawings of the Improvements.

(b) **Changes; Submission Requirements**. Borrower shall submit any proposed change in the Plans and Specifications to Lender at least ten (10) days prior to the commencement of construction relating to such proposed change whether or not such change is subject to Lender's consent. Requests for any change which requires consent shall be accompanied by working drawings and a written description of the proposed change, submitted on a change order form acceptable to Lender, signed by Borrower and, if required by Lender, also by the Architect and the Contractor. At its option, Lender may require Borrower to provide: (i) evidence satisfactory to Lender of the cost and time necessary to Complete the proposed change; (ii) a deposit in the amount of any increased costs into Borrower's Funds Account; and (iii) a complete set of "as built" Plans and Specifications for the Completed Improvements.

(c) **Consent Process**. Borrower acknowledges that Lender's review of any changes and required consent may result in delays in construction and hereby consents to any such delays.

(d) **Final Plans and Specifications**. Upon completion of the Improvements, Borrower shall deliver to Lender within ten (10) days a set of final Plans and Specifications.

4.6 **CONTRACTOR/CONSTRUCTION INFORMATION**. Within ten (10) days of Lender's written request, Borrower shall deliver to Lender from time to time in a form acceptable to Lender: (a) a list detailing the name, address and phone number of each contractor, subcontractor and material supplier to be employed or used for construction of the Improvements together with the dollar amount, including changes, if any, of each contract and subcontract, and the portion thereof, if any, paid through the date of such list; (b) copies of each contract and subcontract identified in such list, including any changes thereto; (c) a cost breakdown of the projected total cost of constructing the Improvements, and that portion, if any, of each cost item which has been incurred; and (d) a construction progress schedule detailing the progress of construction and the projected sequencing and completion time for uncompleted work, all as of the date of such schedule.

Borrower agrees that Lender may disapprove any contractor, and material subcontractor or supplier whose contract amount totals ten percent (10%) of the hard costs for the Improvements, which, in Lender's good faith determination, is deemed financially or otherwise unqualified; provided, however, that the absence of any such disapproval shall not constitute a warranty or representation of qualification by Lender. Lender may contact any such contractor, subcontractor or material supplier to discuss the course of construction.

4.7 **PROHIBITED CONTRACTS**. Except to the extent approved in writing by Lender, no materials, equipment or other personal property or fixture constituting part of the Improvements shall be purchased or installed under any security agreement, lease or other arrangement whereby any third party has a retained any security interest, lien or right to remove or repossess any such item or to claim or assert a lien upon any such property, or to consider such property to constitute personal property after its incorporation into the Improvements.

4.8 **LIENS AND STOP PAYMENT NOTICES**. If a claim of lien is recorded which affects the Property or Improvements or a bonded stop payment notice is served upon Lender, Borrower shall, within thirty (30) calendar days of such recording or service or within ten (10) calendar days of Lender's demand, whichever occurs first: (a) pay and discharge the claim of lien or bonded stop payment notice; (b) effect the release thereof by recording or delivering to Lender a surety bond in sufficient form and amount; or (c) provide Lender with other assurances which Lender deems, in its sole discretion, to be satisfactory for the payment of such claim of lien or bonded stop payment notice and for the full and continuous protection of Lender from the effect of such lien or bonded stop payment notice.

4.9 **CONSTRUCTION RESPONSIBILITIES**. Borrower shall construct the Improvements in a good and workmanlike manner according to the Plans and Specifications and the recommendations of any soils or engineering report approved by Lender. Borrower shall comply with any construction schedule furnished to Lender and all applicable

laws, ordinances, rules, regulations, building restrictions, recorded covenants and restrictions, and requirements of all regulatory authorities having jurisdiction over the Property or Improvements. Each portion and all of the Improvements, except for approved off-site improvements, shall be constructed within building restriction and set-back lines, and shall not encroach upon, overhang or interfere with any easement, right-of-way, floodplain or other property. Borrower shall not commence the construction of any improvements on the Property, except for those set forth in the Plans and Specifications, without Lender's prior written consent. Borrower shall be solely responsible for all aspects of Borrower's business and conduct in connection with the Property and Improvements, including, without limitation, for the quality and suitability of the Plans and Specifications and their compliance with all governmental requirements, the supervision of the work of construction, the qualifications, financial condition and performance of all architects, engineers, contractors, material suppliers, consultants and property managers, and the accuracy of all applications for payment and the proper application of all disbursements. Lender is not obligated to supervise, inspect or inform Borrower or any third party of any aspect of the construction of the Improvements or any other matter referred to above.

4.10 **ASSESSMENTS AND IMPROVEMENT DISTRICTS**. Without Lender's prior written consent, Borrower shall not cause or suffer to become effective or otherwise consent to the formation of any assessment district, improvement district, community facilities district, special district, special improvement district, governmental district or other similar district (any of the foregoing hereinafter referred to as a "**District**"); nor shall Borrower cause or otherwise consent to the levying of special taxes or assessments against the Property and Improvements by any such District. Borrower shall immediately give notice to Lender of any notification or advice that Borrower may receive from any municipality or other third party of any intent or proposal to include the Property and Improvements in any District or to levy any such special taxes or assessments. Lender shall have the right to file a written objection to the inclusion of all or any part of the Property and Improvements in any District, or to the levy of any such special taxes or assessments, either in its own name or in the name of Borrower, and to appear at, and participate in, any hearing with respect to the formation of any such District or the levy or such special taxes or assessments.

4.11 **DELAY**. Borrower shall promptly notify Lender in writing of any event causing delay or interruption of construction, or the timely completion of construction. The notice shall specify the particular work delayed, and the cause and period of each delay.

4.12 **INSPECTIONS**. Lender or its agents shall have the right to enter upon the Property at all reasonable times to inspect the Improvements and the construction work to verify information disclosed or required pursuant to this Agreement. Any inspection or review of the Improvements by Lender or its agents is solely to determine whether Borrower is properly discharging its obligations to Lender and may not be relied upon by Borrower or by any third party as a representation or warranty of compliance with this Agreement or any other agreement. Lender owes no duty of care to Borrower or any third party to protect against, or to inform Borrower or any third party of, any negligent, faulty, inadequate or defective design or construction of the Improvements as determined by Lender.

4.13 **SURVEYS**. Upon Lender's written request, Borrower shall promptly deliver to Lender: (a) a perimeter survey of the Property; (b) upon completion of the foundations of the Improvements, a survey showing the location of the Improvements on the Property and confirming that the Improvements are located entirely within the Property and do not encroach upon any easement, or breach or violate any governmental requirement; and (c) upon completion of the Improvements, an as-built survey of the Property and Improvements. All such surveys shall be performed and certified by a licensed engineer or surveyor acceptable to Lender and the Title Company, shall be prepared according to current ALTA/ACSM Minimum Standard Detail Requirements and any additional items required by Lender or the Title Company, and shall be certified to Lender and the Title Company.

4.14 **BONDS**. Within five (5) calendar days of Lender's written request, Borrower shall procure from a surety acceptable to Lender, and deliver to Lender dual obligee performance and labor and material payment bonds in form, substance and amount acceptable to Lender. If requested by Lender, Borrower shall record said bond, the Plans and Specifications and the Construction Agreement, if any, in the real property records where the Property and Improvements are located.

4.15 **IN BALANCE PAYMENTS**. Borrower shall make all In-Balance Payments required from time to time under subsection (d) of that certain Section hereof entitled Conditions Precedent within seven (7) days of Lender's written demand.

ARTICLE 5. INSURANCE

Borrower shall, while any obligation of Borrower or any Guarantor under any of the Loan Documents remains outstanding, maintain at Borrower's sole expense, with licensed insurers approved by Lender, the following policies of insurance in form and substance satisfactory to Lender:

5.1 **TITLE INSURANCE**. The Title Policy, together with any endorsements which Lender may require, insuring Lender, in the principal amount of the Loan, of the validity and the priority of the lien of the Security Instrument upon the Property and Improvements, subject only to matters approved by Lender in writing. During the term of the Loan, Borrower shall deliver to Lender, within ten (10) days of Lender's written request, such other endorsements to the Title Policy as Lender may reasonably require with respect to the Property, including, without limitation, a title update endorsement concurrently with each advance of Loan proceeds.

5.2 **PROPERTY INSURANCE**. A Builders All Risk/Special Form Completed Value (Non-Reporting Form) Hazard Insurance policy, including, without limitation, theft coverage and such other coverages and endorsements as Lender may require, insuring Lender against damage to the Property and Improvements in an amount not less than one hundred percent (100%) of the full replacement cost at the time of Completion of the Improvements. Such coverage should adequately insure any and all Loan collateral, whether such collateral is onsite, stored offsite or otherwise.

5.3 **FLOOD HAZARD INSURANCE**. A policy of flood insurance, as deemed necessary by Lender, in an amount required by Lender, but in no event less than the amount sufficient to meet the requirements of applicable law and governmental regulation.

5.4 **LIABILITY INSURANCE**. A policy of commercial general liability insurance on an occurrence basis, with coverages and limits as required by Lender, insuring against liability for injury and/or death to any person and/or damage to any property occurring on the Property and/or in the Improvements. During the period of any construction, Borrower shall cause its contractors and/or subcontractors to maintain in full force and effect any or all of the liability insurance required hereunder. Lender may require that Lender be named as an additional insured on any such policy. Whether Borrower employs a general contractor or performs as owner-builder, Lender may require that coverage include statutory workers' compensation insurance.

5.5 **OTHER COVERAGE**. Borrower shall provide to Lender evidence of such other reasonable insurance in such reasonable amounts as Lender may from time to time request against such other insurable hazards which at the time are required to be insured against by Lender for property similar to the subject Property located in or around the region in which the subject Property is located. Such coverage requirements may include, but are not limited to, coverage for earthquake, acts of terrorism, mold, business income, delayed business income, rental loss, sink hole, soft costs, tenant improvement, environmental, professional liability, windstorm, or any other insurance required by any regulatory authority.

5.6 **GENERAL**. Borrower shall provide to Lender insurance certificates or other evidence of coverage in form acceptable to Lender, with coverage amounts, deductibles, limits and retentions as required by Lender. All insurance policies shall provide that the coverage shall not be cancelable or materially changed without ten (10) days prior written notice to Lender of any cancellation for nonpayment of premiums, and not less than thirty (30) days prior written notice to Lender of any other cancellation or any modification (including a reduction in coverage). Lender shall be named under a Lender's Loss Payable Endorsement or a Standard Mortgagee Clause Endorsement (in form acceptable to Lender) on all insurance policies which Borrower actually maintains with respect to the Property. All insurance policies shall be issued and maintained by insurers approved to do business in the state in which the Property is located and must have an A.M. Best Company financial rating and policyholder surplus acceptable to Lender.

ARTICLE 6. REPRESENTATIONS AND WARRANTIES

As a material inducement to Lender's entry into this Agreement, Borrower represents and warrants to Lender as of the Effective Date and continuing thereafter that:

6.1 **AUTHORITY/ENFORCEABILITY**. If other than an individual, Borrower is in compliance with all laws and regulations applicable to its organization, existence and transaction of business and has all necessary rights and powers and organizational authority to borrow and own, improve and operate the Property and Improvements as contemplated by the Loan Documents.

6.2 **BINDING OBLIGATIONS**. Borrower is authorized to execute, deliver and perform its obligations under the Loan Documents, and such obligations shall be valid and binding obligations of Borrower.

6.3 **FORMATION AND ORGANIZATIONAL DOCUMENTS**. Borrower has delivered to Lender all of the relevant formation and organizational documents of Borrower (and the partners, members, managers or joint venturers of Borrower (if any)), and all Guarantors (and the partners, members, managers or joint venturers of all such Guarantors (if any)). Borrower hereby certifies that: (i) the above documents are all of the relevant formation and organizational documents of Borrower and Guarantors; (ii) they remain in full force and effect; and (iii) they have not been amended or modified since they were delivered to Lender. Borrower shall immediately provide Lender with copies of any future amendments or modifications of the formation or organizational documents of Borrower and any Guarantors. A true and accurate organizational chart showing the direct and indirect owners of the Borrower and Guarantor is attached hereto as Schedule 1.

6.4 **NO VIOLATION**. Borrower's execution, delivery, and performance under the Loan Documents do not: (a) require any consent or approval not heretofore obtained under any partnership agreement, operating agreement, articles of incorporation, bylaws or other document; (b) violate any governmental requirement applicable to the Property and Improvements or any other statute, law, regulation or ordinance or any order or ruling of any court or governmental entity; (c) conflict with, or constitute a breach or default or permit the acceleration of obligations under any agreement, contract, lease, or other document by which the Borrower is or the Property and Improvements is bound or regulated; or (d) violate any statute, law, regulation or ordinance, or any order of any court or governmental entity.

6.5 **COMPLIANCE WITH LAWS; USE**. Borrower has, and at all times shall have obtained, all permits, licenses, exemptions, and approvals necessary to construct, occupy, operate and market the Property and Improvements and shall maintain compliance with all governmental requirements applicable to the Property and Improvements and all other applicable statutes, laws, regulations and ordinances necessary for the transaction of its business. The Property is a separate legal parcel lawfully created in full compliance with all subdivision laws and ordinances, and is properly zoned for the stated use of the Property as disclosed to Lender at the time of execution hereof. Borrower shall not initiate or acquiesce to a zoning change of the Property without prior notice to, and prior written consent from, Lender. Furthermore, Borrower shall not allow changes in the stated use of the Property from that disclosed to Lender at the time of execution hereof without prior notice to, and prior written consent from, Lender.

6.6 **LITIGATION**. Except as disclosed to Lender in writing, there are no claims, actions, suits, or proceedings pending, or to Borrower's knowledge, threatened against Borrower or affecting the Property and Improvements.

6.7 **FINANCIAL CONDITION**. All financial statements and information heretofore and hereafter delivered to Lender by Borrower, including, without limitation, information relating to the financial condition of Borrower, the Property, the Improvements, the partners, joint venturers, managers or members of Borrower, and/or any Guarantors, fairly and accurately represent the financial condition of the subject thereof and have been prepared (except as noted therein) in accordance with generally accepted accounting principles consistently applied (or other principles acceptable to Lender). Notwithstanding the foregoing, the calculation of liabilities shall NOT include any fair value adjustments to the carrying value of liabilities to record such liabilities at fair value pursuant to electing the fair value option election under FASB ASC 825-10-25 (formerly known as FAS 159, *The Fair Value Option for Financial Assets and Financial Liabilities*) or other FASB standards allowing entities to elect fair value option for financial liabilities. Therefore, the amount of liabilities shall be the historical cost basis, which generally is the contractual amount owed adjusted for amortization or accretion of any premium or discount. Borrower acknowledges and agrees that Lender may request and obtain additional information from third parties regarding any of the above, including, without limitation, credit reports.

6.8 **NO MATERIAL ADVERSE CHANGE**. There has been no material adverse change in the financial condition of Borrower or any Guarantor since the dates of the latest financial statements furnished to Lender and, except as

otherwise disclosed to Lender in writing, Borrower has not entered into any material transaction which is not disclosed in such financial statements.

6.9 **LOAN PROCEEDS AND ADEQUACY**. The undisbursed Loan proceeds, together with Borrower's Funds and all other sums, if any, to be provided by Borrower in the Loan Budget, are sufficient to construct the Improvements in accordance with the terms and conditions of this Agreement.

6.10 **ACCURACY**. All reports, documents, instruments, information and forms of evidence delivered to Lender concerning the Loan or security for the Loan or required by the Loan Documents are accurate, correct and sufficiently complete to give Lender true and accurate knowledge of their subject matter, and do not contain any misrepresentation or omission.

6.11 **UTILITIES**. All utility services, including, without limitation, gas (if available), water, sewage, electrical and telephone, necessary for construction of the Improvements, and operation and occupancy of the Property and Improvements after completion, are available or will be available upon the completion of construction, and Borrower will cause such utilities to be installed and connected to the Property

6.12 **COMPLIANCE**. Borrower is familiar with and in compliance with all governmental requirements for the development of the Property and construction of the Improvements and will conform to and comply with all governmental requirements and the Plans and Specifications.

6.13 **AMERICANS WITH DISABILITIES ACT COMPLIANCE**. The Improvements have been designed and shall be constructed and completed, and thereafter maintained in full and strict compliance with the requirements and regulations of the Americans with Disabilities Act, of July 26, 1990, Pub. L. No. 101-336, 104 Stat. 327, 42 U.S.C. § 12101, et seq., as amended from time to time. At Lender's written request from time to time, Borrower shall provide Lender with written evidence of such compliance satisfactory to Lender. Borrower shall be solely responsible for all such ADA costs of compliance and reporting.

6.14 **TAX LIABILITY**. Borrower has filed all required federal, state, county and municipal tax returns and has paid all taxes and assessments owed and payable, and Borrower has no knowledge of any basis for any additional payment with respect to any such taxes and assessments.

6.15 **BUSINESS LOAN**. The Loan is a business loan transaction in the stated amount solely for the purpose of carrying on the business of Borrower and none of the proceeds of the Loan will be used for the personal, family or agricultural purposes whatsoever.

6.16 **COMMENCEMENT OF CONSTRUCTION**. Prior to the recordation of the Security Instrument, no construction work or activity will have been conducted at the Property or with respect to the Improvements and no contractor, subcontractor or materialman will have performed any construction work or other services or delivered any materials to or for the benefit of Borrower, the Property or the Improvements.

6.17 **PROJECT INFORMATION**. (a) The recitals described in this Agreement with respect to the project are true and correct; (b) the Property includes, or will include upon the completion of construction, adequate on-site parking to comply with applicable legal requirements; (c) the Property currently abuts Taft Vineland Road which is a completed and dedicated public thoroughfare in both directions, and paved access to such street will be constructed as part of the construction work under the Construction Agreement; (d) all water, sewer, natural gas (if applicable), electricity, refuse collection and telephone service, and police and fire protection, necessary for construction of the Improvements, and operation of the Property and Improvements after completion, are available or will be available upon the completion of construction, and Borrower will cause such utilities to be installed and connected to the Property; and (e) Borrower has no actual knowledge, or to the best of its knowledge and belief, reason to believe that any archaeological ruins, discoveries or specimens exist on the Property.

6.18 **REAFFIRMATION AND SURVIVAL OF REPRESENTATIONS AND WARRANTIES**. Each request by Borrower for an advance under this Agreement shall constitute an affirmation on the part of Borrower and each Guarantor that the representations and warranties contained in this Agreement and the other Loan Documents and the Guaranty are true and correct as of the time of such request and that the relevant conditions precedent set forth in this Agreement have been fully satisfied. All representations and warranties made herein shall survive the execution

of this Agreement, the making of all advances hereunder and the execution and delivery of all other documents and instruments in connection with the Loan, so long as Lender has any commitment to lend to Borrower hereunder and until the Loan has been paid in full.

6.19 **FULL FORCE AND EFFECT**. The Note and other Loan Documents are in full force and effect without any defense, counterclaim, right or claim of set-off; all necessary action to authorize the execution and delivery of this Agreement has been taken.

6.20 **NO SUBORDINATION**. There is no agreement, indenture, contract or instrument to which Borrower is a party or by which Borrower may be bound that requires the subordination in right of payment of any of Borrower's obligations under this Agreement to any other obligation of Borrower.

6.21 **PERMITS; FRANCHISES**. Borrower possesses, and will hereafter possess, all permits, memberships, franchises, contracts and licenses required and all trademark rights, trade names, trade name rights, patents, patent rights and fictitious name rights necessary to enable it to conduct the business in which it is now engaged without conflict with the rights of others.

6.22 **OTHER OBLIGATIONS**. Borrower is not in default on any obligation for borrowed money, any purchase money obligation or any other material lease, commitment, contract, instrument or obligation.

6.23 **INDEBTEDNESS DUE TO MEMBERS OR AFFILIATES**. Any and all indebtedness by Borrower due to any members or affiliates of Borrower is subordinate to the Secured Obligations. Borrower shall execute any additional documentation as Lender shall reasonably request from time to time to further evidence the subordination of said indebtedness, if any.

ARTICLE 7. REPRESENTATIONS, WARRANTIES AND COVENANTS REGARDING SPECIAL PURPOSE ENTITY STATUS

Borrower hereby represents, warrants and covenants to Lender, with regard to Borrower, as follows:

7.1 **LIMITED PURPOSE**. The sole purpose to be conducted or promoted by Borrower since its organization is to engage in the following activities: (i) to acquire, own, hold, lease, operate, manage, maintain, develop and improve the Property and construct the Improvements; (ii) to enter into and perform its obligations under the Loan Documents; (iii) to sell, transfer, service, convey, dispose of, pledge, assign, borrow money against, finance, refinance or otherwise deal with the Property and Improvements to the extent permitted under the Loan Documents; and (iv) to engage in any lawful act or activity and to exercise any powers permitted to limited liability companies organized under the laws of Florida that are related or incidental to and necessary, convenient or advisable for the accomplishment of the above mentioned purposes.

7.2 **LIMITATIONS ON DEBT, ACTIONS**. Notwithstanding anything to the contrary in the Loan Documents or in any other document governing the formation, management or operation of Borrower, Borrower shall not:

(i) guarantee any obligation of any person or entity, including any affiliate, or become obligated for the debts of any other person or entity or hold out its credit as being available to pay the obligations of any other person or entity;

(ii) engage, directly or indirectly, in any business other than as required or permitted to be performed under this Section;

(iii) incur, create or assume any indebtedness or liabilities other than:

(a) the Loan,

(b) and any Swap Agreement required by that certain Section hereof entitled Conditions Precedent; and

(c) any Permitted Debt;

(iv) make or permit to remain outstanding any loan or advance to, or own or acquire any stock or securities of, any person or entity, except that Borrower may invest in those investments permitted under the Loan Documents;

(v) to the fullest extent permitted by law, engage in any dissolution, liquidation, consolidation, merger, sale or Transfer of any of its assets outside the ordinary course of Borrower's business;

(vi) buy or hold evidence of indebtedness issued by any other person or entity (other than cash or investment-grade securities);

(vii) form, acquire or hold any subsidiary (whether corporate, partnership, limited liability company or other) or own any equity interest in any other entity;

(vii) own any asset or property other than the Property, Improvements and incidental personal property necessary for the ownership or operation of the Property and Improvements; or

(viii) take any material action without the unanimous written approval of all members of Borrower.

7.3 **SEPARATENESS COVENANTS**. In order to maintain its status as a separate entity and to avoid any confusion or potential consolidation with any affiliate, Borrower represents and warrants that in the conduct of its operations since its organization it has and will continue to observe the following covenants (collectively, the "**Separateness Provisions**"): (i) maintain books and records and bank accounts separate from those of any other person or entity; (ii) maintain its assets in such a manner that it is not costly or difficult to segregate, identify or ascertain such assets; (iii) comply with all organizational formalities necessary to maintain its separate existence; (iv) hold itself out to creditors and the public as a legal entity separate and distinct from any other entity; (v) maintain separate financial statements, showing its assets and liabilities separate and apart from those of any other Person and not have its assets listed on any financial statement of any other person or entity except that Borrower's assets may be included in a consolidated financial statement of its' affiliate so long as appropriate notation is made on such consolidated financial statements to indicate the separateness of Borrower from such affiliate and to indicate that Borrower's assets and credit are not available to satisfy the debts and other obligations of such affiliate or any other person or entity; (vi) prepare and file its own tax returns separate from those of any person or entity to the extent required by applicable law, and pay any taxes required to be paid by applicable law; (vii) allocate and charge fairly and reasonably any common employee or overhead shared with affiliates; (vii) not enter into any transaction with any affiliate, except on an arm's-length basis on terms which are intrinsically fair and no less favorable than would be available for unaffiliated third parties, and pursuant to written, enforceable agreements; (ix) conduct business in its own name, and use separate stationery, invoices and checks bearing its own name; (x) not commingle its assets or funds with those of any other person or entity; (xi) not assume, guarantee or pay the debts or obligations of any other person or entity; (xii) correct any known misunderstanding as to its separate identity; (xiii) not permit any affiliate to guarantee or pay its obligations (other than limited guarantees and indemnities pursuant to the Loan Documents); (xiv) not make loans or advances to any other person or entity; (xv) pay its liabilities and expenses from its own funds (to the extent there exists sufficient cash flow from the Property to do so); (xvi) maintain a sufficient number of employees in light of its contemplated business operation and pay the salaries of its own employees, if any, only from its own funds (to the extent there exists sufficient cash flow from the Property to do so); (xvii) maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character in light of its contemplated business operations (to the extent there exists sufficient cash flow from the Property to do so); and (xviii) cause the managers, officers, employees, agents and other representatives of Borrower to act at all times with respect to Borrower consistently and in furtherance of the foregoing and in the best interests of Borrower.

Failure of Borrower to comply with any of the covenants contained in this Section or any other covenants contained in this Agreement shall not affect the status of Borrower as a separate legal entity.

7.4 **SPE COVENANTS IN BORROWER ORGANIZATIONAL DOCUMENTS**. Borrower covenants and agrees to incorporate the provisions contained in this Section into Borrower's organizational documents and Borrower agrees not to amend, modify or otherwise change its organizational documents with respect to the provisions of this Article.

ARTICLE 8. HAZARDOUS MATERIALS

8.1 **SPECIAL REPRESENTATIONS AND WARRANTIES**. Without in any way limiting the other representations and warranties set forth in this Agreement, and after reasonable investigation and inquiry, Borrower hereby represents and warrants to the best of Borrower's knowledge as of the date hereof as follows:

(a) **Hazardous Materials**. Except as previously disclosed to Lender in that certain Phase I Environmental Site Assessment dated November 26, 2013, the Property is not and has not been a site for the use, generation, manufacture, storage, treatment, release, threatened release, discharge, disposal, transportation or presence of any oil, flammable explosives, asbestos, urea formaldehyde insulation, mold, toxic mold, radioactive materials, hazardous wastes, toxic or contaminated substances or similar materials, including, without limitation, any substances which are "hazardous substances," "hazardous wastes," "hazardous materials," "toxic substances," "wastes," "regulated substances," "industrial solid wastes," or "pollutants or contaminates" under the Hazardous Materials Laws, as described below, and/or other applicable environmental laws, ordinances and regulations (collectively, the "**Hazardous Materials**").

(b) **Hazardous Materials Laws**. The Property is in compliance with all laws, ordinances and regulations relating to Hazardous Materials ("**Hazardous Materials Laws**"), including, without limitation: the Clean Air Act, as amended, 42 U.S.C. Section 7401 et seq.; the Federal Water Pollution Control Act, as amended, 33 U.S.C. Section 1251 et seq.; the Resource Conservation and Recovery Act of 1976, as amended, 42 U.S.C. Section 6901 et seq.; the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (including the Superfund Amendments and Reauthorization Act of 1986, "**CERCLA**"), 42 U.S.C. Section 9601 et seq.; the Toxic Substances Control Act, as amended, 15 U.S.C. Section 2601 et seq.; the Hazardous Materials Transportation Act, as amended 49 U.S.C. Section 1801 et seq.; the Atomic Energy Act, as amended, 42 U.S.C. Section 2011 et seq.; the Federal Insecticide, Fungicide and Rodenticide Act, as amended, 7 U.S.C. Section 136 et seq.; the Occupational Safety and Health Act, as amended, 29 U.S.C. Section 651, the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. Section 11001 et seq.; the Mine Safety and Health Act of 1977, as amended, 30 U.S.C. Section 801 et seq.; the Safe Drinking Water Act, as amended, 42 U.S.C. Section 300f et seq.; each as now and hereafter amended, and the regulations thereunder, and any other applicable local, state and/or federal laws or regulations that govern (i) the existence, cleanup and/or remedy of contamination on the Property; (ii) the protection of the environment from released, spilled, deposited or otherwise emplaced contamination; (iii) the control of hazardous wastes; or (iv) the use, generation, transport, treatment, removal or recovery of Hazardous Materials, including any and all building materials.

(c) **Hazardous Materials Claims**. Borrower has no actual knowledge of any claims, actions, proceedings or investigations ("**Hazardous Materials Claims**") pending or threatened against Borrower, the Property or Improvements by any governmental entity or agency or by any other person or entity relating to Hazardous Materials or pursuant to any Hazardous Materials Laws.

8.2 **HAZARDOUS MATERIALS COVENANTS**. Borrower agrees as follows:

(a) **No Hazardous Activities**. Borrower shall not cause or permit the Property or Improvements to be used as a site for the use, generation, manufacture, storage, treatment, release, discharge, disposal, transportation or presence of any Hazardous Materials.

(b) **Compliance**. Borrower shall comply, and cause the Property, the Improvements and the project tenants to comply, with all Hazardous Materials Laws.

(c) **Notices**. Borrower shall immediately notify Lender in writing of: (1) the discovery of any Hazardous Materials on, under or about the Property and Improvements; (2) any knowledge by Borrower that the Property, Improvements or any portion thereof do not comply with any Hazardous Materials Laws; (3) any Hazardous Materials Claims; and (4) the discovery of any occurrence or condition on any real property adjoining or in the vicinity of the Property that could cause the Property, Improvements or any part thereof to violate Hazardous Materials Laws.

(d) **Remedial Action**. In response to the presence of any Hazardous Materials on, under or about the Property or Improvements, Borrower shall immediately take, at Borrower's sole expense, all remedial action required by any Hazardous Materials Laws, regulatory agency, governing body or any judgment, consent decree, settlement or compromise in respect to any Hazardous Materials Claims.

8.3 **INSPECTION BY LENDER**. Upon reasonable prior notice to Borrower, Lender and its employees and agents, may from time to time (whether before or after the commencement of a non-judicial or judicial foreclosure proceeding) enter and inspect the Property and Improvements for the purpose of determining the existence, location, nature and magnitude of any past or present release or threatened release of any Hazardous Materials into, onto, beneath or from the Property and Improvements.

8.4 **HAZARDOUS MATERIALS INDEMNITY**. BORROWER HEREBY AGREES TO DEFEND, INDEMNIFY AND HOLD HARMLESS INDEMNITEES FOR, FROM AND AGAINST ANY AND ALL LOSSES, DAMAGES, LIABILITIES, CLAIMS, ACTIONS, JUDGMENTS, COURT COSTS AND LEGAL OR OTHER EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS' FEES AND EXPENSES) WHICH INDEMNITEES MAY INCUR AS A DIRECT OR INDIRECT CONSEQUENCE OF (A) THE USE, GENERATION, MANUFACTURE, STORAGE, TREATMENT, RELEASE, THREATENED RELEASE, DISCHARGE, DISPOSAL, TRANSPORTATION OR PRESENCE OF ANY HAZARDOUS MATERIALS WHICH ARE FOUND IN, ON, UNDER, ABOUT OR MIGRATING FROM THE PROPERTY; (B) ANY VIOLATION OR CLAIM OF VIOLATION OF ANY HAZARDOUS MATERIALS LAWS WITH RESPECT TO THE PROPERTY; (C) ANY INDEMNITY CLAIM BY A THIRD PARTY AGAINST ONE OR MORE INDEMNITEES IN CONNECTION WITH ANY OF THE FOREGOING; OR (D) THE BREACH OF ANY COVENANTS (OR REPRESENTATIONS AND WARRANTIES) OF BORROWER UNDER THIS ARTICLE. SUCH INDEMNITY SHALL INCLUDE, WITHOUT LIMITATION: (i) THE COSTS, WHETHER FORESEEABLE OR UNFORESEEABLE, OF ANY REPAIR, CLEANUP OR DETOXIFICATION OF THE PROPERTY, OR THE REMOVAL OR REMEDIATION OF ANY HAZARDOUS MATERIALS (REGARDLESS OF THE MEDIUM) FROM THE PROPERTY, OR THE TAKING OF ANY EMERGENCY ACTION, WHICH IS REQUIRED BY ANY GOVERNMENTAL ENTITY OR IS OTHERWISE NECESSARY TO RENDER THE PROPERTY IN COMPLIANCE WITH ALL HAZARDOUS MATERIALS LAWS AND REGULATIONS; (ii) ALL OTHER DIRECT OR INDIRECT CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, ANY THIRD PARTY TORT CLAIMS OR GOVERNMENTAL CLAIMS, FINES OR PENALTIES AGAINST ANY AND ALL INDEMNITEES); AND (iii) ALL COURT COSTS AND ATTORNEYS' FEES AND EXPENSES PAID OR INCURRED BY ANY AND ALL INDEMNITEES. EACH INDEMNITEE SHALL HAVE THE RIGHT AT ANY TIME TO APPEAR IN, AND TO PARTICIPATE IN AS A PARTY IF IT SO ELECTS, AND BE REPRESENTED BY COUNSEL OF ITS OWN CHOICE IN, ANY ACTION OR PROCEEDING INITIATED IN CONNECTION WITH ANY HAZARDOUS MATERIALS LAWS THAT AFFECT THE PROPERTY. BORROWER SHALL IMMEDIATELY PAY TO THE APPLICABLE INDEMNITEES UPON DEMAND ANY AMOUNTS OWING UNDER THIS INDEMNITY, TOGETHER WITH INTEREST FROM THE DATE THE INDEBTEDNESS ARISES UNTIL PAID AT THE RATE OF INTEREST APPLICABLE TO THE PRINCIPAL BALANCE OF THE NOTE. NOTWITHSTANDING THE FOREGOING, BORROWER'S DUTY AND OBLIGATIONS SET FORTH HEREIN SHALL TERMINATE TWO YEARS FROM THE CANCELLATION OF THE NOTE AND THE SATISFACTION OF THE MORTGAGE PROVIDED THE FOLLOWING CONDITIONS ARE SATISFIED: (A) THE PROPERTY WAS NOT CONVEYED TO LENDER OR AN ADMINISTRATIVE AGENT OF LENDER PURSUANT TO A FORECLOSURE ACTION OR A DEED IN LIEU OF FORECLOSURE; AND (B) LENDER DETERMINES IN ITS SOLE AND ABSOULTE DISCRETION THAT THERE ARE NO HAZARDOUS MATERIALS IN, ON, UNDER OR ABOUT THE PROPERTY OR IMPROVEMENTS, WHICH DETERMINATION CAN INCLUDE OBTAINING AN ENVIRONMENTAL AUDIT OF THE PROPERTY (THE COST OF WHICH SHALL BE BORNE BY BORROWER). BORROWER'S INDEMNITY SHALL NOT INCLUDE THE GROSS NEGLIGENCE AND/OR WILFUL MISCONDUCT OF ANY INDEMNITEE.

8.5 **LEGAL EFFECT**. The term of the indemnity provided for herein will commence on the Effective Date. Without in any way limiting the above, it is expressly understood that Borrower's duty to indemnify the Indemnitees hereunder shall survive: (1) any judicial or non-judicial foreclosure under the Security Instrument, or Transfer of the Property in lieu thereof; (2) the cancellation of the Note and the release, satisfaction or reconveyance or partial release, satisfaction or reconveyance of the Security Instrument; and (3) the satisfaction of all of Borrower's obligations under the Loan Documents.

ARTICLE 9. COVENANTS OF BORROWER

9.1 **EXPENSES**. Borrower shall immediately pay Lender upon demand all costs and expenses incurred by Lender in connection with: (a) preparation of this Agreement, all other Loan Documents and Other Related Documents contemplated hereby; (b) the administration of this Agreement, the other Loan Documents, Other Related Documents and any other documents required by Lender (including in connection with any extension of the Maturity Date); and (c) the enforcement or satisfaction by Lender of any of Borrower's or Guarantor's obligations under this Agreement, the Guaranty, the other Loan Documents or the Other Related Documents. For all purposes of this Agreement, Lender's costs and expenses shall include, without limitation, all appraisal fees, cost engineering and inspection fees, legal fees and expenses, accounting fees, environmental consultant fees, auditor fees, recording taxes, recording fees, filing fees, UCC filing fees and/or UCC vendor fees, flood certification vendor fees, tax service vendor fees, and the cost to Lender of any title insurance premiums, title surveys, mortgage registration taxes (if applicable), release, reconveyance, satisfaction and notary fees. Borrower recognizes and agrees that formal written appraisals of the Property by a licensed independent appraiser may be required by Lender's internal procedures and/or federal regulatory reporting requirements on an annual and/or specialized basis and that Lender may, at its option, require inspection of the Property by an independent supervising architect and/or cost engineering specialist (i) prior to each advance; (ii) at least once each month during the course of construction even though no disbursement is to be made for that month; (iii) upon completion of the Improvements; and (iv) at least semi-annually thereafter. If any of the services described above are provided by an employee of Lender or its affiliates, Lender's costs and expenses for such services shall be calculated in accordance with Lender's standard charge for such services.

9.2 **ERISA COMPLIANCE**. Borrower shall at all times comply with the provisions of the Employment Retirement Income Security Act of 1974, as amended from time to time, including all regulations promulgated and case law thereunder, ("**ERISA**") with respect to any retirement or other employee benefit plan to which it is a party as employer, and as soon as possible after Borrower knows, or has reason to know, that any Reportable Event (as defined in ERISA) with respect to any such plan of Borrower has occurred, it shall furnish to Lender a written statement setting forth details as to such Reportable Event and the action, if any, which Borrower proposes to take with respect thereto, together with a copy of the notice of such Reportable Event furnished to the Pension Benefit Guaranty Corporation.

9.3 **LEASING**. Borrower shall use commercially reasonable efforts to maintain all leasable space in the Property leased at no less than fair market rental rates.

9.4 **APPROVAL OF LEASES**. All leases of any portion of the Improvements shall be subject to the terms of a standard lease form approved by Lender. Any lease of any portion of the Property or Improvements which is not pursuant to a standard lease form shall be upon terms approved by Lender prior to the execution of any such Lease, and include estoppels, subordination, attornment and mortgagee protection provisions satisfactory to Lender.

9.5 **INCOME TO BE APPLIED TO DEBT SERVICE**. Borrower shall apply all Gross Operating Income from the Property and Improvements only to the payment of Permitted Operating Expenses, and the payment of accrued interest and outstanding principal on the Loan. In no event shall any Gross Operating Income be distributed to any partner, venturer, member or equity investor of Borrower as long as any obligations currently due and owing under the Loan remain unpaid and/or any Default exists.

9.6 **MERGER, CONSOLIDATION AND TRANSFER OF ASSETS**. Without limiting Borrower's obligations under that certain Article hereof entitled Representations, Warranties and Covenants Regarding Special Purpose Entity Status, and that certain Article hereof entitled Due on Sale/Encumbrance, Borrower shall not: (a) merge or consolidate with any other entity; (b) make any change in the nature of Borrower's business or structure; (c) make or permit to be made any change to Borrower's certificate of formation, operating agreement, or other similar organizational documents that is likely to have an adverse effect on Borrower's ability to own and operate the Property and Improvements or perform its obligations under the Loan Documents; (d) acquire all or substantially all of the assets of any other entity; or (e)Transfer or otherwise dispose of a material part of Borrower's assets, except in the ordinary course of Borrower's business and in accordance with this Agreement.

9.7 **CHANGE IN STRUCTURE OR MANAGEMENT**. Borrower and its managers and members that are entities, if any, will (a) preserve their existence, and not make any material change in the nature or manner of their respective

business activities, and (b) maintain executive personnel and management at a level of experience and ability equivalent to present executive personnel and management. Without the prior consent of Lender, Borrower shall not, and shall not cause any Guarantor to, dissolve or liquidate, or merge or consolidate with or into any other entity, subject to the terms of Borrower's Amended and Restated Operating Agreement dated September 12, 2014 or this Agreement, or turn over the management or operation of its property, assets or business to any other person or entity, nor shall any member or partner of Borrower Transfer its ownership, membership or partnership interest in Borrower to any other person, including any other member or partner.

9.8 **EXISTENCE**. Borrower shall preserve and maintain its existence and all of its rights, privileges and franchises; conduct its business in an orderly, efficient, and regular manner; and comply with the requirements of all applicable laws, rules, regulations and orders of a governmental authority.

9.9 **TAXES AND OTHER LIABILITIES**. Borrower shall pay and discharge when due any and all indebtedness, obligations, assessments and taxes, both real and personal, owed by or relating to Borrower and Borrower's properties (including federal and state income taxes), except such as Borrower may in good faith contest or as to which a bona fide dispute may arise, provided provision is made to the satisfaction of Lender for eventual payment thereof in the event that it is found that the same is an obligation of Borrower.

9.10 **NOTICE**. Borrower shall promptly give notice in writing to Lender of: (a) any litigation pending or threatened against Borrower; (b) the occurrence of any breach or default in the payment or performance of any obligation owing by Borrower to any person or entity, other than Lender; (c) any change in the name of Borrower, and in the case of a Borrower which is an organization, any change in its identity or organizational structure; (d) any uninsured or partially uninsured loss through fire, theft, liability damage; or (e) any termination or cancellation of any insurance policy which Borrower is required herein to maintain.

9.11 **INSURANCE**. Borrower shall maintain and keep in force insurance of the types and in amounts customarily carried in lines of business similar to Borrower's, including, but not limited to, fire, extended coverage, public liability, damage and workers' compensation, carried in companies and in amounts satisfactory to Lender, and deliver to Lender from time to time at Lender's request schedules setting forth all insurance then in effect.

9.12 **FACILITIES**. Borrower shall keep all Borrower's properties useful or necessary to Borrower's business in good repair and condition, and from time to time make necessary repairs, renewals and replacements thereto so that Borrower's properties shall be fully and efficiently preserved and maintained.

9.13 **MANAGEMENT AND DEVELOPMENT OF PROPERTY**. With the exception of the Development Agreement between Borrower and Courtelis Company, a Florida corporation attached to the Borrower's Operating Agreement as Exhibit "C" and the Leasing and Management Agreement between Borrower and JIK Properties, Inc., a Florida corporation attached to the Borrower's Operating Agreement as Exhibit "D", without the prior written consent of Lender, Borrower shall not enter into any agreement providing for the management, development, leasing or operation of the Property or Improvements; provided, however, Borrower shall have the right to have Cottonwood Residential rather than JIK Properties, Inc. lease and mange the Property. Further, the Borrower, its Affiliate, or Courtelis Company, a Florida corporation, must remain as Developer of the Property throughout the term of the Loan, and upon Completion of the Improvements, the Borrower, its Affiliate, or JIK Properties, Inc., a Florida corporation, shall remain as the manager of the Property throughout the term of the Loan.

9.14 **APPRAISAL RIGHT AND REMARGIN REQUIREMENT**. At any time on or after the Completion Date, if less than eighty-five precent (85%) of the vertical Improvements are leased pursuant to Approved Leases and/or if the resultant Net Operating Income does not generate a minimum Debt Service Coverage Ratio of 1.10x: (a) Lender may require, at Borrower's sole expense, a written appraisal prepared in conformance with the requirements of FIRREA, as well as any other applicable rules and/or regulations from any and all applicable governmental authorities (subject to review and adjustment by Lender consistent with Lender's standard practices), confirming to the satisfaction of Lender that the Loan-to-Value Percentage based on the "as-if stabilized" value does not exceed seventy percent (70%) and (b) Lender may request any additional information required to confirm the Appraisal Debt Service Coverage Ratio is at least 1.32x; provided, however, in the event (i) such "as-if stabilized" fair market value is not adequate to meet the required Loan-to-Value Percentage and/or (ii) such Net Operating Income is not adequate to generate the required minimum Appraisal Debt Service Coverage Ratio, then within thirty (30) days of Lender's written demand, Borrower shall pay down the outstanding principal balance of the Loan such that said

Loan-to-Value Percentage may be met and said minimum Appraisal Debt Service Coverage Ratio may be generated. The valuation date of such appraisal shall be within thirty (30) days of Lender's request for said appraisal. Any principal balance reduction shall reduce Lender's commitment by a like amount and may not be re-borrowed. As used in this Section, "**Appraisal Debt Service Coverage Ratio**" means the ratio of Appraisal Net Operating Income (defined below) divided by the amount obtained by multiplying the Loan amount by the greatest of: (a) 6.81% debt constant (effectively 5.5% interest rate, and a 30-year amortization), (b) a debt constant based on the Interest Rate (as defined in the Note) and a 30-year amortization, and (c) a debt constant based on the then current 10-year Treasury Note plus 2.00% and a 30-year amortization. "**Appraisal Net Operating Income**" means the "as-if stabilized" Net Operating Income of the Property set forth in the most recent appraisal approved by Lender (subject to review and adjustment by Lender consistent with Lender's standard practices).

9.15 **SUBDIVISION MAPS**. Prior to recording any final map, plat, parcel map, lot line adjustment or other subdivision map of any kind covering any portion of the Property ("**Subdivision Map**"), Borrower shall submit such Subdivision Map to Lender for Lender's review and approval, which approval shall not be unreasonably withheld. Within ten (10) Business Days after Lender's receipt of such Subdivision Map, Lender shall provide Borrower written notice if Lender disapproves of said Subdivision Map. Lender shall be deemed to have approved the Subdivision Map if such notice is not provided to Borrower within the foregoing ten (10) Business Day period, provided that Borrower's request for Lender's approval refers to this deemed approval provision. Within five (5) Business Days after Lender's request, Borrower shall execute, acknowledge and deliver to Lender such amendments to the Loan Documents as Lender may reasonably require to reflect the change in the legal description of the Property resulting from the recordation of any Subdivision Map. In connection with and promptly after the recordation of any amendment or other modification to the Security Instrument recorded in connection with such amendments, Borrower shall deliver to Lender, at Borrower's sole expense, a title endorsement to the Title Policy in form and substance satisfactory to Lender insuring the continued first priority lien of the Security Instrument. Subject to the execution and delivery by Borrower of any documents required under this Section, Lender shall, if required by applicable law, sign any Subdivision Map approved, or deemed to be approved, by Lender pursuant to this Section.

9.16 **FURTHER ASSURANCES**. Upon Lender's request and at Borrower's sole cost and expense, Borrower shall, and shall cause any person or entity affiliated with Borrower to, execute, acknowledge and deliver any other instruments, including replacement promissory notes, guaranties or other loan documents, and perform any other acts necessary, desirable or proper, as determined by Lender, to correct clerical errors or omissions in any loan closing documentation, to replace any lost or destroyed loan closing documentation, or to carry out the purposes of this Agreement and the other Loan Documents. This obligation shall survive any foreclosure or deed in lieu of foreclosure of the Property.

9.17 **ASSIGNMENT**. Without the prior written consent of Lender, Borrower shall not assign Borrower's interest under any of the Loan Documents, or in any monies due or to become due thereunder, and any assignment without such consent shall be void. In this regard, Borrower acknowledges that Lender would not make this Loan except in reliance on Borrower's expertise, reputation, prior experience in developing and constructing real property, Lender's knowledge of Borrower, and Lender's understanding that this Agreement is more in the nature of an agreement involving personal services than a standard loan where Lender would rely on security which already exists.

9.18 **SWAP AGREEMENTS.** If Borrower enters into any Swap Agreement with Lender, Borrower shall, upon receipt from Lender, execute promptly all documents evidencing such transaction. If at any time Borrower enters into a Swap Agreement in connection with the Loan, then Borrower shall assign its rights to payment under such Swap Agreement to Lender as additional security for the Loan pursuant to a collateral assignment of interest rate protection agreement in form and content acceptable to Lender.

9.19 **PATRIOT ACT.** Borrower is not in violation of the USA Patriot Act of 2001, 107 Public Law 56 (October 26, 2001) nor any other statutes and orders, rules and regulations of the United States government and its various executive departments, agencies and offices related to the subject matter of such act.

ARTICLE 10. REPORTING COVENANTS

10.1 **FINANCIAL CONDITION OF BORROWER AND GUARANTOR**. Borrower and each Guarantor shall maintain their financial condition at all times that any portion of the Loan is outstanding according to the following schedules, using

generally accepted accounting principles, consistently applied. Evidence of each Guarantor's compliance with the following financial covenants, pursuant to a Covenant Compliance Certificate ("**Covenant Compliance Certificate**") in form and content satisfactory to Lender certified by the Guarantor's owner or chief financial officer, shall be provided to Lender (i) semi-annually within sixty (60) days after close of Guarantor's second fiscal quarter and (ii) annually within one-hundred twenty (120) days of Guarantor's fiscal year end:

(a) **Total Liabilities/Gross Asset Value of Guarantor**. For each Guarantor, maximum ratio of Total Liabilities/Gross Asset Value of 0.75:1.00.

"**Total Liabilities**" shall be defined as the sum of all GAAP liabilities (on balance sheet and off balance sheet), including, without limitation, recourse and non-recourse debt, letters of credit, unsecured debt (including all outstanding unsecured line debt and all debt secured by a pledge of partnership or shardeholder interests and/or inventory and receivables), subordinated debt, accounts payable and accrued expenses, marked to market hedging obligations, capitalized lease obligations, guaranties of indebtedness without redundancy, contingent obligations, federal and state tax liabilities, together with any other unfunded obligations (including guaranties), and including purchase obligations, forward purchase obligations, forward equity sales and the pro rata share of joint venture debt. Notwithstanding the use of GAAP, the calculation of Total Liabilities shall NOT include any fair value adjustments to the carrying value of liabilities, to record such liabilities at fair value pursuant to electing the fair value option election under FASB ASC 825-10-25 (formerly known as FAS 159, *The Fair Value Option for Financial Assets and Financial Liabilities*) or other FASB standards allowing entities to elect fair value option for financial liabilities. Therefore, the amount of liabilities that is included in the calculation of Total Liabilities shall be the historical cost basis, which generally is the contractual amount owed adjusted for amortization or accretion of any premium or discount.

"**Gross Asset Value**" shall be defined as the Market Value of Real Estate Assets (defined below) plus net receivables from non-affiliates, plus cash, cash equivalents (not including tenant deposits) and marketable securities.

The "**Market Value of Real Estate Assets**" shall be calculated by applying a capitalization rate (8% for non-multifamily properties and 7% for multifamily properties; to be adjusted by 50 basis points based within Lender's discretion) to each property's annualized net operating income from the trailing six month period, plus, without redundancy, the price paid for properties acquired within the last twelve months, plus the book value of any project under construction, plus the book value of land held for development; provided, however, for each such real estate asset, said calculated value for said asset shall be multiplied by the percentage ownership of such asset by Guarantor.

(b) **Minimum Net Worth of Guarantor**. Net Worth of each Guarantor (defined as Gross Asset Value minus Total Liabilities) not at any time less than $10,000,000.00.

(c) **Minimum Liquidity of Guarantor**. Each Guarantor, on an aggregate basis, shall maintain at all times Liquid Assets of at least $3,000,000.00, as determined by professionally prepared financial statements, tax returns, and other related financial documents of Guarantor. "**Liquid Assets**" shall mean the following: (a) unrestricted cash, cash equivalents and readily marketable securities (valued, in the case of securities at the then prevailing market price listed on NYSE or NASDAQ, as of any applicable date of determination) or such other assets or properties as Lender may (in its sole discretion) deem acceptable as evidenced by Lender's written confirmation, excluding any and all retirement accounts and deferred profit-sharing accounts, which are: (i) owned by Guarantor alone (and not jointly with any other person or entity) in a non-margin account identified as being owned by Guarantor alone or an entity wholly owned by Guarantor; and (ii) free and clear of any lien, security interest, assignment, right of setoff or other encumbrance of any kind; less (b) outstanding unsecured debt (under revolving lines of credit or otherwise) of Guarantor. To the extent Guarantor has or agrees to a higher Liquidity covenant with another lender, Guarantor's liquidity covenant will be set to the higher amount.

(d) **Debt Service Coverage Ratio**. No later than the Completion Date, the vertical Improvements must be eighty-five percent (85%) leased pursuant to Approved Leases and the resultant Net Operating Income, based on the Approved Leases must generate a minimum Debt Service Coverage Ratio of 1.10x.

If the foregoing is not achieved, then Lender may exercise its right to require a new appraisal and that the remargin requirement be satisfied by Borrower in accordance with Section 9.16 of this Agreement.

ARTICLE 11. FINANCIAL STATEMENTS

11.1 **BORROWER FINANCIAL STATEMENTS**. Borrower shall deliver to Lender, as soon as available, but in no event later than ninety (90) days after Borrower's fiscal year end, a) a current financial statement (including, without limitation, a balance sheet, an income statement, and a statement of cash flow, together with supporting property and mortgage debt schedules) signed and certified to be true, complete and correct, by an authorized officer of the Borrower, (b) a yearly business plan (if a publicly traded entity Securities Exchange Commission reporting shall be deemed compliant), and (c) if requested by Lender, financial and/or cash flow projections for the ensuing twelve (12) months, together with any other financial information requested by Lender for the Borrower.

11.2 **GUARANTOR FINANCIAL STATEMENTS**. Each Guarantor shall deliver to Lender, as soon as available, but in no event later than ninety (90) days after Guarantor's fiscal year end, (a) a current financial statement (including, without limitation, a balance sheet, an income statement, and a statement of cash flow, together with supporting property and mortgage debt schedules) signed and certified to be true, complete and correct, by an authorized officer of the Guarantor, (b) if an entity, a yearly business plan (if a publicly traded entity Securities Exchange Commission reporting shall be deemed compliant), and (c) if requested by Lender, financial and/or cash flow projections for the ensuing twelve (12) months, together with any other financial information requested by Lender for the Guarantor.

11.3 **OTHER FINANCIAL INFORMATION**. Within thirty (30) days of Lender's request, Borrower shall cause to be delivered to Lender such quarterly and other financial information regarding any persons or entities in any way obligated on the Loan as Lender may specify. If audited financial information is prepared, Borrower shall deliver to Lender copies of that information within fifteen (15) days of its final preparation.

11.4 **TAX RETURNS**. Borrower and Guarantor shall deliver to Lender no later than October 31st of each year, complete copies of federal and state tax returns for Borrower and all members of Borrower, and Guarantor, together with all schedules thereto, including, without limitation, K-1 statements for all Partnerships and Sub Chapter S Corporations, each of which shall be signed an certified by an authorized officer of the Borrower or Guarantor, as applicable, to be true and complete copies of such returns. In the event an extension is filed, Borrower or Guarantor, as applicable, shall deliver to Lender a copy of the extension within thirty (30) days from filing.

11.5 **BOOKS AND RECORDS**. Borrower shall maintain complete books of account and other records for the Property and Improvements and for disbursement and use of the proceeds of the Loan and the same shall be available for inspection and copying by Lender upon reasonable prior notice.

11.6 **REPORTS**. Within ten (10) days of Lender's request, Borrower shall deliver to Lender marketing schedules and reports and/or leasing information, with respect to the Property, all in form and substance acceptable to Lender.

11.7 **ANNUAL BUDGET**. Upon completion of construction of the Improvements and until such time as the Note is paid in full, Borrower shall deliver to Lender within thirty (30) days after the end of each fiscal year, an Annual Budget adopted by Borrower for the applicable year, including a Capital Expenditures budget, signed and dated by Borrower, and certified to be true, complete and correct by an authorized officer of Borrower.

11.8 **LEASING REPORT/RENT ROLL**. Following substantial completion of the Improvements, and until such time as the Note is paid in full, Borrower shall deliver to Lender no later than thirty (30) days after and as of the end of each calendar quarter (and upon Lender's request, monthly no later than ten (10) days after and as of the end of each calendar month), leasing status reports and rent roll signed and certified to be true, complete and correct by Borrower and/or such other leasing information as Lender shall request with respect to the Property and Improvements, each in form and substance satisfactory to Lender.

11.9 **OPERATING STATEMENTS FOR PROPERTY AND IMPROVEMENTS**. Following substantial completion of the Improvements, and until such time as the Note is paid in full, Borrower shall deliver to Lender an unaudited "**Operating Statement**", signed and certified as true, complete and correct by an authorized officer of Borrower which shows in detail the amounts and sources of Gross Operating Income received by or on behalf of Borrower and the amounts and purposes of Permitted Operating Expenses paid by or on behalf of Borrower with respect to the Property and Improvements for the previous quarter, quarterly no later than thirty (30) days after and as of the end of each calendar quarter (and upon Lender's request, monthly no later than ten (10) days after and as of the end of each calendar month), showing all revenues and expenses during such month or quarter and year-to-date.

11.10 **OTHER INFORMATION**. From time to time, upon Lender's delivery to Borrower of at least ten (10) days prior written notice, Borrower shall deliver to Lender such other information with regard to Borrower, principals of Borrower, any Guarantor, and the Property and Improvements (including but not limited to more frequent leasing status updates) as Lender may reasonably request in writing.

11.11 **FORM; WARRANTY**. Borrower agrees that all financial statements to be delivered to Lender pursuant to this Article shall: (a) be complete and correct; (b) present fairly the financial condition of the party; (c) disclose all liabilities that are required to be reflected or reserved against; and (d) be prepared in accordance with generally accepted accounting principles, consistently applied. Notwithstanding the foregoing, the calculation of liabilities shall NOT include any fair value adjustments to the carrying value of liabilities to record such liabilities at fair value pursuant to electing the fair value option election under FASB ASC 825-10-25 (formerly known as FAS 159, *The Fair Value Option for Financial Assets and Financial Liabilities*) or other FASB standards allowing entities to elect fair value option for financial liabilities. Therefore, the amount of liabilities shall be the historical cost basis, which generally is the contractual amount owed adjusted for amortization or accretion of any premium or discount. Borrower acknowledges and agrees that Lender may request and obtain additional information from third parties regarding any of the above, including, without limitation, credit reports. By Borrower's execution of this Agreement, Borrower shall be deemed to warrant and represent that, as of the date of delivery of any such financial statement, there has been no change in financial condition which would have a material adverse change, nor have any assets or properties been Transferred since the date of such financial statement, except as disclosed by Borrower in writing delivered to Lender. Borrower agrees that all rent rolls and other information to be delivered to Lender pursuant to this Article shall not contain any misrepresentation or omission of a material fact.

ARTICLE 12. DEFAULTS AND REMEDIES

12.1 **DEFAULT**. The occurrence of any one or more of the following shall constitute an event of default ("**Default**") under this Agreement and the other Loan Documents:

(a) **Monetary**. Borrower's failure to pay when due any sums payable under the Note or any of the other Loan Documents or Borrower's failure to deposit any Borrower's Funds as and when required under this Agreement; or

(b) **Performance of Obligations**. Borrower's failure to perform within ten (10) days any other obligation, covenant or condition under this Agreement, the Note or any of the other Loan Documents, whether direct or indirect, absolute or contingent; provided, however, that if a cure period is not granted or a cure period other than ten (10) days is granted in Sections 12.1(c)-(r) below, then said cure period or lack thereof as set forth in Sections 12.1(c)-(r) shall be controlling; or

(c) **Construction**. (i) There is any material deviation in the construction of the Improvements from the Plans and Specifications or governmental requirements or the appearance or use of defective workmanship or materials in constructing the Improvements, and Borrower fails to remedy the same to Lender's satisfaction within ten (10) days of Lender's written demand to do so; or (ii) there is a cessation of construction of the Improvements prior to completion for a continuous period of more than fifteen (15) days (except as caused by an event of force majeure for which a longer delay may be permitted under that certain Article hereof entitled Construction); or (iii) the use, sale or leasing of any of the Improvements in accordance with the Loan Documents is prohibited, enjoined or delayed for a continuous period of more than thirty (30) days; or (iv) utilities or other public services necessary for the full occupancy and utilization of the Property and Improvements are curtailed for a continuous period of more than thirty (30) days; or

(d) **Condemnation; Attachment; Liens**. (i) The condemnation, seizure or appropriation of, or occurrence of an uninsured casualty with respect to any material portion of the Property or Improvements; (ii) the sequestration or attachment of, or any levy or execution upon any of the Property or Improvements, any other collateral provided by Borrower or any other party under any of the Loan Documents, any monies in any Accounts or any substantial portion of the other assets of Borrower, which sequestration, attachment, levy or execution is not released, expunged or dismissed within twenty (20) days; or (iii) the recording of any claim of lien against the Property or Improvements or the service upon Lender of a withhold payment notice or bonded stop payment notice and the continuance of such claim of lien for twenty (20) days after such recording or service or five (5) calendar days after Lender's demand, whichever occurs first, without discharge, satisfaction or provision for payment being made by Borrower in a manner satisfactory to Lender; or

(e) **Representations and Warranties**. (i) The failure of any representation or warranty of Borrower in any of the Loan Documents or the Guarantor in the Guaranty or the Indemnitor in the Indemnity and the continuation of such failure for more than ten (10) days after written notice to Borrower from Lender requesting that Borrower cure such failure; or (ii) any material adverse change in the financial condition of Borrower, any Guarantor, or any Indemnitor from the financial condition represented to Lender as of the date upon which the financial condition of such party was first represented to Lender; or

(f) **Bankruptcy; Insolvency; Dissolution**. (i) The filing by Borrower, any partner, manager, member, or joint venturer of Borrower, any Guarantor, or any Indemnitor of a petition for relief under the Bankruptcy Code, or under any other present or future state or federal law regarding bankruptcy, reorganization or other debtor relief law; (ii) the filing against Borrower, any partner, manager or member of Borrower, any Guarantor, or any Indemnitor, of an involuntary proceeding under the Bankruptcy Code or other debtor relief law and the failure of Borrower to effect a full dismissal of such proceeding within thirty (30) days after the date of filing such proceeding; (iii) a general assignment by Borrower, any partner, manager or member of Borrower, any Guarantor, or any Indemnitor for the benefit of creditors; or (iv) Borrower, any partner, manager or member of Borrower, any Guarantor, or any Indemnitor applying for, or the appointment of, a receiver, trustee, custodian or liquidator of Borrower or any of its property; or

(g) **Death or Incapacity**. The death or incapacity of Borrower or the death or incapacity of any Guarantor, and Borrower's failure to provide a substitute or replacement acceptable to Lender within ninety (90) days after the occurrence of any such death or incapacity; or

(h) **Change In Management or Control**. The occurrence of any material management or organizational change in Borrower or in the partners, joint venturers, managers or members of Borrower, including, without limitation, any partnership, joint venture, manager or member dispute which Lender determines, in its sole and absolute discretion, shall have a material adverse effect on the Loan, the Property or Improvements, or the ability of Borrower or Borrower's partners, venturers, managers or members to perform their obligations under the Loan Documents; or

(i) **Transfer of Assets**. The Transfer of the direct or indirect, legal or beneficial interest in any assets of Borrower or any interest therein in violation of this Agreement or of all or a substantial portion of the assets of Guarantor, or any interest therein, other than by Guarantor for equivalent value in its ordinary course of business; or

(j) **Adverse Financial Condition – Other Than Borrower**. Any material adverse change in the financial condition of any Guarantor from the condition shown on the financial statement(s) submitted to Lender and relied upon by Lender in making the Loan, the materiality and adverse effect of such change in financial condition to be reasonably determined by Lender in accordance with its credit standards and underwriting practices in effect at the time of making such determination and such change has continued for twenty (20) days after written notice thereof; or

(k) **Loss of Priority**. The failure at any time of the Security Instrument to be a valid lien upon the Property, Improvements or any portion thereof (other than as a result of any release or reconveyance of the Security Instrument with respect to all or any portion of the Property and Improvements pursuant to the terms and

conditions of this Agreement), prior and superior to all other liens and encumbrances thereon except those approved by Lender in writing; or

(l) Hazardous Materials. The discovery of any significant Hazardous Materials in, on or about the Property or Improvements subsequent to the Effective Date. Any such Hazardous Materials shall be "significant" for this purpose if said Hazardous Materials, in Lender's sole discretion, have a materially adverse impact on the value of the Property and Improvements; or

(m) Violation of Separate Purpose Entity Provisions. The occurrence of any default in the observance of the Separateness Provisions applicable to Borrower; or

(n) Prohibited Transfer. The occurrence of any transfer in the direct or indirect, legal or beneficial interest in the Borrower or the Property in violation of this Agreement.

(o) Default Under Unsecured Hazardous Materials Indemnity Agreement. The occurrence of a default under any Hazardous Materials Indemnity Agreement (Unsecured), now or hereafter executed by an Indemnitor in connection with the Loan, in favor of Lender, including, without limitation, Indemnitor's failure to perform any covenant, condition, or obligation thereunder; or

(p) Default Under Guaranty. The occurrence of a default under the Guaranty, or any other guaranty, now or hereafter executed in connection with the Loan, including, without limitation, any Guarantor's failure to perform any covenant, condition, or obligation thereunder; or

(q) Default Under Swap Agreement. An "Event of Default" occurs under any Swap Agreement (as defined therein) between Borrower and Lender; or

(r) Other Obligations. Borrower or any Guarantor shall default in any obligation to Lender, whether direct or indirect, absolute or contingent and such default has continued for twenty (20) days.

12.2 ACCELERATION UPON DEFAULT; REMEDIES. Upon the occurrence of any Default specified in this Article, Lender may, at its sole option, declare all sums owing to Lender under the Note, this Agreement and the other Loan Documents immediately due and payable, after which such sums shall, at Lender's option, bear interest at the Default Rate (as defined in the Note), provided, however, that all sums owing to Lender under the Note, this Agreement and the other Loan Documents shall automatically become immediately due and payable upon the occurrence of any of the Defaults listed in subsection (f) of that certain Section hereof entitled Default, after which such sums shall bear interest at the Default Rate (as defined in the Note). Upon any such acceleration, (i) Lender may, in addition to all other remedies permitted under the Note, this Agreement and the other Loan Documents and at law or equity, apply any and all sums in the Accounts to the sums owing under the Loan Documents; and (ii) any and all obligations of Lender to fund further disbursements under the Loan shall terminate at Lender's sole option.

12.3 DISBURSEMENTS TO THIRD PARTIES. Upon the occurrence of a Default occasioned by Borrower's failure to pay money to a third party as required by this Agreement, Lender may but shall not be obligated to make such payment from the Loan proceeds, other funds of Lender or any amounts in deposit accounts maintained by Borrower with Lender. If such payment is made from proceeds of the Loan or from any Accounts, Borrower shall immediately deposit with Lender, upon written demand, an amount equal to such payment. If such payment is made from funds of Lender, Borrower shall immediately repay such funds upon written demand of Lender. In either case, the Default with respect to which any such payment has been made by Lender shall not be deemed cured until such deposit or repayment (as the case may be) has been made by Borrower to Lender.

12.4 LENDER'S COMPLETION OF CONSTRUCTION. Upon the occurrence of a Default, Lender may, upon five (5) days prior written notice to Borrower, and with or without legal process, take possession of the Property and Improvements, remove Borrower and all agents, employees and contractors of Borrower from the Property and Improvements, complete the work of construction and market, operate and sell or lease the Property and/or Improvements. For this purpose, Borrower irrevocably appoints Lender as its attorney-in-fact, which agency is coupled with an interest. As attorney-in-fact, Lender may, in Borrower's name, take or omit to take any action Lender may deem appropriate, including, without limitation, exercising Borrower's rights under the Loan Documents and all contracts concerning the Property and/or Improvements.

12.5 **LENDER'S RIGHT TO STOP CONSTRUCTION**. If Lender determines at any time that the Improvements are not being constructed in accordance with the Plans and Specifications and all governmental requirements, and notifes Borrower thereof in writing and Borrower fails to cure within fifteen (15) days of receipt of said written notice, Lender may immediately cause all construction to cease on any of the Improvements affected by the condition of nonconformance and withhold further disbursements under the Loan. Borrower shall thereafter not allow any construction work, other than corrective work, to be performed on any of the Improvements affected by the condition of nonconformance until such time as Lender notifies Borrower in writing that the nonconforming condition has been corrected. Borrower shall notify Lender and Lender's inspector immediately upon receipt of "red tag" or "stop order" notices from any federal, state, county or municipal building inspector or of unsatisfactory compliance with any applicable building code, and in such event Borrower shall provide Lender and Lender's inspector with a full and complete written explanation of the nature of such noncompliance.

12.6 **SET OFF**. Upon the occurrence of a Default, Lender may set off any and all amounts due by Borrower against any indebtedness or obligation of Lender to Borrower.

12.7 **RIGHTS CUMULATIVE; NO WAIVER**. All of Lender's rights and remedies provided in this Agreement, the Other Related Documents and the other Loan Documents, together with those granted by law or at equity, are cumulative and may be exercised by Lender at any time. Lender's exercise of any right or remedy shall not constitute a cure of any Default unless all sums then due and payable to Lender under the Loan Documents are repaid and Borrower has cured all other Defaults. No waiver shall be implied from any failure of Lender to take, or any delay by Lender in taking, action concerning any Default or failure of condition under the Loan Documents, or from any previous waiver of any similar or unrelated Default or failure of condition. Any waiver or approval under any of the Loan Documents must be in writing and shall be limited to its specific terms.

ARTICLE 13. DUE ON SALE/ENCUMBRANCE

13.1 **PROPERTY TRANSFERS**.

(a) **Prohibited Property Transfers**. Borrower shall not cause or permit any Transfer of all or any part of or any direct or indirect legal or beneficial interest in the Property, the Improvements or the Collateral (collectively, a "**Prohibited Property Transfer**"), including, without limitation, (i) a Lease of all or a material part of the Property for any purpose other than actual occupancy by a space tenant; and (ii) the Transfer of all or any part of Borrower's right, title and interest in and to any Lease or lease payments.

(b) **Permitted Property Transfers**. Notwithstanding the foregoing, none of the following Transfers shall be deemed to be a Prohibited Property Transfer: (i) a Transfer which is expressly permitted under this Agreement or under the Mortgage; (B) a Lease which is permitted under the terms of the Loan Documents; and (ii) the sale of inventory in the ordinary course of business.

13.2 **EQUITY TRANSFERS**.

(a) **Prohibited Equity Transfers**. Borrower shall not cause or permit any Transfer of any direct or indirect legal or beneficial interest in a Restricted Party (collectively, a "**Prohibited Equity Transfer**"), including without limitation, (i) if a Restricted Party is a corporation, any merger, consolidation or other Transfer of such corporation's stock or the creation or issuance of new stock in one or a series of transactions; (ii) if a Restricted Party is a limited partnership, limited liability partnership, general partnership or joint venture, any merger or consolidation or the change, removal, resignation or addition of a general partner or the Transfer of the partnership interest of any general or limited partner or any profits or proceeds relating to such partnership interests or the creation or issuance of new limited partnership interests; (iii) if a Restricted Party is a limited liability company, any merger or consolidation or the change, removal, resignation or addition of a managing member or non-member manager (or if no managing member, any member) or any profits or proceeds relating to such membership interest, or the Transfer of a non-managing membership interest or the creation or issuance of new non-managing membership interests; or (iv) if a Restricted Party is a trust, any merger, consolidation or other Transfer of any legal or beneficial interest in such Restricted Party or the creation or issuance of new legal or beneficial interests.

(b) **Permitted Equity Transfers**. Notwithstanding the foregoing, none of the following Transfers shall be deemed to be a Prohibited Equity Transfer so long as the Minimum Equity Requirement (defined below) remains satisfied following such Transfer: (i) a Transfer by a natural person who is a member, partner or shareholder of a Restricted Party to a revocable inter vivos trust having such natural person as both Trustor and trustee of such trust and one or more immediate family members of such natural person as the sole beneficiaries of such trust; (ii) a Transfer by devise or descent or by operation of law upon the death of a member, partner or shareholder of a Restricted Party where such Transfer does not result in a Default under this Agreement; (iii) a Transfer, in the aggregate of all transactions, of not more than forty-nine percent (49%) of the stock, limited partnership interests or non-managing membership interests (as the case may be) in a Restricted Party where such Transfer does not result in a change in management control in the Restricted Party; and (iv) a Transfer of stock in HMG/COURTLAND PROPERTIES, INC., a Delaware corporation, provided such stock is listed on the New York Stock Exchange or such other nationally recognized stock exchange. As used herein, the term "**Minimum Equity Requirement**" shall mean that COURTELIS PROMENADE ASSOCIATES, LLC, a Florida limited liability company, JIK TAFT VINELAND, LLC, a Delaware limited liability company, and HMG ORLANDO, LLC, a Delaware limited liability company each own thirty-three and one-third percent (33.33%) of the ownership interests in Borrower.

(c) **SPE Status**. Nothing contained in this Section shall be construed to permit any Transfer which would result in a breach of any representation, warranty or covenant of Borrower under that certain Article entitled Representations, Warranties and Covenants Regarding Special Purpose Entity Status of the Loan Agreement.

13.3 **CERTIFICATES OF OWNERSHIP**. Borrower shall deliver to Lender, at any time and from time to time, not more than five (5) days after Lender's written request therefor, a certificate, in form acceptable to Lender, signed and dated by Borrower, listing the names of all persons and entities holding direct or indirect legal or beneficial interests in the Property and Improvements or any Restricted Party and the type and amount of each such interest.

ARTICLE 14. MISCELLANEOUS PROVISIONS

14.1 **INDEMNITY**. BORROWER HEREBY AGREES TO DEFEND, INDEMNIFY AND HOLD HARMLESS INDEMNITEES FOR, FROM AND AGAINST ANY AND ALL LOSSES, DAMAGES, LIABILITIES, CLAIMS, ACTIONS, JUDGMENTS, COURT COSTS AND LEGAL OR OTHER EXPENSES (INCLUDING, WITHOUT LIMITATION, ATTORNEYS' FEES AND EXPENSES) WHICH ANY INDEMNITEE MAY INCUR AS A DIRECT OR INDIRECT CONSEQUENCE OF: (A) THE PURPOSE TO WHICH BORROWER APPLIES THE LOAN PROCEEDS; (B) THE FAILURE OF BORROWER TO PERFORM ANY OBLIGATIONS AS AND WHEN REQUIRED BY THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS; (C) ANY FAILURE AT ANY TIME OF ANY OF BORROWER'S REPRESENTATIONS OR WARRANTIES TO BE TRUE AND CORRECT; (D) ANY ACT OR OMISSION BY BORROWER, CONSTITUENT PARTNER OR MEMBER OF BORROWER, ANY CONTRACTOR, SUBCONTRACTOR OR MATERIAL SUPPLIER, ENGINEER, ARCHITECT OR OTHER PERSON OR ENTITY WITH RESPECT TO ANY OF THE PROPERTY OR IMPROVEMENTS. BORROWER SHALL IMMEDIATELY PAY TO INDEMNITEES UPON DEMAND ANY AMOUNTS OWING UNDER THIS INDEMNITY, TOGETHER WITH INTEREST FROM THE DATE THE INDEBTEDNESS ARISES UNTIL PAID AT THE RATE OF INTEREST APPLICABLE TO THE PRINCIPAL BALANCE OF THE NOTE. BORROWER'S DUTY AND OBLIGATION TO DEFEND, INDEMNIFY AND HOLD HARMLESS INDEMNITEES SHALL SURVIVE CANCELLATION OF THE NOTE AND THE RECONVEYANCE, RELEASE OR SATISFACTION OR PARTIAL RECONVEYANCE, RELEASE OR SATISFACTION OF THE SECURITY INSTRUMENT OR OTHER LOAN DOCUMENTS, AND THE REPAYMENT OF ALL OBLIGATIONS UNDER THE LOAN DOCUMENTS.

14.2 **NOTICES**. All notices, demands, or other communications under this Agreement and the other Loan Documents shall be in writing and shall be delivered to the appropriate party at the address set forth below (subject to change from time to time by written notice to all other parties to this Agreement). All notices, demands or other communications shall be considered as properly given if delivered personally or sent by first class United States Postal Service mail, postage prepaid, or by Overnight Express Mail or by overnight commercial courier service, charges prepaid, except that notice of Default may be sent by certified mail, return receipt requested, charges prepaid. Notices so sent shall be effective three (3) Business Days after mailing, if mailed by first class mail, and

otherwise upon delivery or refusal; provided, however, that non-receipt of any communication as the result of any change of address of which the sending party was not notified or as the result of a refusal to accept delivery shall be deemed receipt of such communication. For purposes of notice, the address of the parties shall be:

Borrower:	JY-TV ASSOCIATES, LLC 703 Waterford Way, Suite 800 Miami, Florida 33126
Lender:	WELLS FARGO BANK, NATIONAL ASSOCIATION Commercial Real Estate One West Broward Blvd, 4th Floor Ft. Lauderdale, Florida 33301 Attention: H. Paul Sori Loan No. 1012268
With a copy to:	WELLS FARGO BANK, NATIONAL ASSOCIATION Winston-Salem Loan Center One West Fourth Street, 3rd Floor Winston-Salem, NC 27101 Loan No. 1012268

Any party shall have the right to change its address for notice hereunder to any other location within the continental United States by the giving of thirty (30) days' notice to the other party in the manner set forth hereinabove. Borrower shall forward to Lender, without delay, any notices, letters or other communications delivered to the Property or to Borrower naming Lender or the "Construction Lender" or any similar designation as addressee, or which could reasonably be deemed to affect the construction of the Improvements or the ability of Borrower to perform its obligations to Lender under the Loan Documents.

14.3 **RELATIONSHIP OF PARTIES**. The relationship of Borrower and Lender under the Loan Documents is, and shall at all times remain, solely that of borrower and lender, and Lender neither undertakes nor assumes any responsibility or duty to Borrower or to any third party with respect to the Property or Improvements, except as expressly provided in this Agreement and the other Loan Documents.

14.4 **ATTORNEYS' FEES AND EXPENSES; ENFORCEMENT**. If any attorney is engaged by Lender to enforce or defend any provision of this Agreement, any of the other Loan Documents or Other Related Documents, or as a consequence of any Default under the Loan Documents, with or without the filing of any legal action or proceeding, and including, without limitation, any fees and expenses incurred in any bankruptcy proceeding or in connection with any appeal of a lower court decision, then Borrower shall immediately pay to Lender, upon demand, the amount of all reasonable attorneys' fees and expenses and all costs incurred in connection therewith, including all trial and appellate proceedings in any legal action, suit, bankruptcy or other proceeding, together with interest thereon from the date of such demand until paid at the rate of interest applicable to the principal balance of the Note as specified therein. In the event of any legal proceedings, court costs and reasonable attorneys' fees shall be set by the court and not by any jury, and shall be included in any judgment obtained by Lender.

14.5 **NO WAIVER**. No previous waiver and no failure or delay by Lender in acting with respect to the terms of the Note or this Agreement shall constitute a waiver of any breach, default, or failure of condition under the Note, this Agreement or the obligations secured thereby. A waiver of any term of the Note, this Agreement or of any of the obligations secured thereby must be made in writing and shall be limited to the express written terms of such waiver.

14.6 **IMMEDIATELY AVAILABLE FUNDS**. Unless otherwise expressly provided for in this Agreement, all amounts payable by Borrower to Lender shall be (a) payable only in United States currency in immediately available funds; and (b) received by Lender at the Loan Center address specified in the Note, or at other such places as may be designated in writing by Lender, no later than 2:30 PM Eastern Time. Any amounts received after such time may not be credited until the next Business Day.

14.7 **LOAN SALES AND PARTICIPATION; DISCLOSURE OF INFORMATION**. Subject to approval by the Borrower, which approval shall not be unreasonably withheld, Borrower agrees that Lender may elect, at any time, to sell, assign or grant participation in all or any portion of Lender's rights and obligations under the Loan Documents, and

that any such sale, assignment or participation may be to one or more financial institutions, private investors, and/or other entities ("**Participant**"), at Lender's sole discretion. Borrower further agrees that Lender may disseminate to any such actual or potential purchaser(s), assignee(s) or participant(s) all documents and information (including, without limitation, all financial information) which has been or is hereafter provided to or known to Lender with respect to: (a) the Property and Improvements and their operation; (b) any party connected with the Loan (including, without limitation, the Borrower, any partner, shareholder, joint venturer, manager or member of Borrower, any constituent partner, shareholder, joint venturer, manager or member of Borrower, any Guarantor, any Indemnitor, and any other guarantor); and/or (c) any lending relationship other than the Loan which Lender may have with any party connected with the Loan. In the event of any such sale, assignment or participation, Lender and the parties to such transaction shall share in the rights and obligations of Lender as set forth in the Loan Documents only as and to the extent they agree among themselves. In connection with any such sale, assignment or participation, Borrower further agrees that the Loan Documents shall be sufficient evidence of the obligations of Borrower to each purchaser, assignee, or participant, and upon written request by Lender, Borrower shall enter into such amendments or modifications to the Loan Documents as may be reasonably required in order to evidence any such sale, assignment or participation. The indemnity obligations of Borrower under the Loan Documents shall also apply with respect to any purchaser, assignee or participant.

Anything in this Agreement to the contrary notwithstanding, if a Default shall exist under the Loan Documents and/or the Other Related Documents, the Lender may sell, assign or grant participation in all or any part of Lender's rights and obligations under the Loan Documents without obtaining the Borrower's approval.

Anything in this Agreement to the contrary notwithstanding, and without the need to comply with any of the formal or procedural requirements of this Agreement, including this Section, any lender may at any time and from time to time pledge and assign all or any portion of its rights under all or any of the Loan Documents to a Federal Reserve Bank; provided that no such pledge or assignment shall release such lender from its obligations thereunder.

14.8 **LENDER'S AGENTS**. Lender may designate an agent or independent contractor to exercise any of Lender's rights under this Agreement and any of the other Loan Documents. Any reference to Lender in any of the Loan Documents shall include Lender's agents, employees or independent contractors. Borrower shall pay the costs of such agent or independent contractor either directly to such person or to Lender in reimbursement of such costs, as applicable.

14.9 **WAIVER OF RIGHT TO TRIAL BY JURY**. TO THE EXTENT PERMITTED BY APPLICABLE STATE LAW, EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER THE LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY PRESENT OR FUTURE MODIFICATION THEREOF OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THE LOAN DOCUMENTS (AS NOW OR HEREAFTER MODIFIED) OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION IS NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF ANY RIGHT THEY MIGHT OTHERWISE HAVE TO TRIAL BY JURY.

14.10 **SEVERABILITY**. If any provision or obligation under this Agreement and the other Loan Documents shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that provision shall be deemed severed from this Agreement and the other Loan Documents and the validity, legality and enforceability of the remaining provisions or obligations shall remain in full force as though the invalid, illegal, or unenforceable provision had never been a part of this Agreement and the other Loan Documents; provided, however, that if the rate of interest or any other amount payable under the Note or this Agreement or any other Loan Document, or the right of collectability therefore, are declared to be or become invalid, illegal or unenforceable, Lender's obligations to make advances under the Loan Documents shall not be enforceable by Borrower.

14.11 **HEIRS, SUCCESSORS AND ASSIGNS**. Except as otherwise expressly provided under the terms and conditions herein, the terms of the Loan Documents shall bind and inure to the benefit of the heirs, executors, administrators, nominees, successors and assigns of the parties hereto.

14.12 **ATTORNEY-IN-FACT**. Borrower hereby irrevocably appoints and authorizes Lender as Borrower's attorney-in-fact, which agency is coupled with an interest, and as such attorney-in-fact Lender may, without the obligation to do so, execute and/or record in Lender's or Borrower's name any notices, instruments or documents that Lender deems appropriate to protect Lender's interest under any of the Loan Documents.

14.13 **TAX SERVICE**. Lender is authorized to obtain, at Borrower's expense, a tax service contract with a third party vendor which shall provide tax information on the Property and Improvements satisfactory to Lender.

14.14 **TIME**. Time is of the essence of each and every term herein.

14.15 **GOVERNING LAW AND CONSENT TO JURISDICTION**. This Agreement and any claim, controversy or dispute arising under or related to this Agreement, the relationship of the parties, and/or the interpretation and enforcement of the rights and duties of the parties will be governed by, and construed and enforced in accordance with, the laws of Florida without regard to any conflicts of law principles, except to the extent preempted by federal laws. Borrower and all persons and entities in any manner obligated to Lender under the Loan Documents consent to the jurisdiction of any federal or state court within Florida having proper venue and also consent to service of process by any means authorized by Florida or federal law.

14.16 **USA PATRIOT ACT NOTICE; COMPLIANCE**. The USA Patriot Act of 2001 (Public Law 107-56) and federal regulations issued with respect thereto require all financial institutions to obtain, verify and record certain information that identifies individuals or business entities which open an "account" with such financial institution. Consequently, Lender may from time-to-time request, and Borrower shall provide to Lender, Borrower's name, address, tax identification number and/or such other identification information as shall be necessary for Lender to comply with federal law. An "**account**" for the purposes of this Section may include, without limitation, a deposit account, cash management service, a transaction or asset account, a credit account, a loan or other extension of credit, and/or other financial services product.

14.17 **JOINT AND SEVERAL LIABILITY**. The liability of all persons and entities obligated in any manner hereunder and under any of the Loan Documents shall be joint and several.

14.18 **FORM OF DOCUMENTS**. The form and substance of all documents, instruments, and forms of evidence to be delivered to Lender under the terms of this Agreement and any of the other Loan Documents shall be subject to Lender's approval and shall not be modified, superseded or terminated in any respect without Lender's prior written approval.

14.19 **NO THIRD PARTIES BENEFITED**. No person other than Lender and Borrower and their permitted successors and assigns shall have any right of action under any of the Loan Documents.

14.20 **ACTIONS**. Borrower agrees that Lender, in exercising the rights, duties or liabilities of Lender or Borrower under the Loan Documents, may commence, appear in or defend any action or proceeding purporting to affect the Property and the Improvements or the Loan Documents and Borrower shall immediately reimburse Lender upon demand for all such expenses so incurred or paid by Lender, including, without limitation, attorneys' fees and expenses and court costs.

14.21 **LENDER'S CONSENT**. Wherever in this Agreement there is a requirement for Lender's consent and/or a document to be provided or an action taken "to the satisfaction of Lender", it is understood by such phrase that, except as expressly modified herein, Lender shall exercise its consent, right or judgment in a reasonable manner given the specific facts and circumstance applicable at the time.

14.22 **HEADINGS**. All article, section or other headings appearing in this Agreement and any of the other Loan Documents are for convenience of reference only and shall be disregarded in construing this Agreement and any of the other Loan Documents.

14.23 **ELECTRONIC TRANSMISSION OF DATA**. Lender and Borrower agree that certain data related to the Loan (including confidential information, documents, applications and reports) may be transmitted electronically, including transmission over the Internet. This data may be transmitted to, received from or circulated among agents and representatives of Borrower and/or Lender and their affiliates and other persons involved with the subject matter of this Agreement. Borrower acknowledges and agrees that (a) there are risks associated with the use of electronic transmission and that Lender does not control the method of transmittal or service providers, (b) Lender has no obligation or responsibility whatsoever and assumes no duty or obligation for the security, receipt or third party interception of any such transmission, and (c) BORROWER WILL RELEASE, HOLD HARMLESS AND INDEMNIFY LENDER FOR, FROM AND AGAINST ANY CLAIM, DAMAGE OR LOSS, INCLUDING THAT ARISING IN WHOLE OR PART FROM LENDER'S STRICT LIABILITY OR SOLE, COMPARATIVE OR CONTRIBUTORY NEGLIGENCE, WHICH IS RELATED TO THE ELECTRONIC TRANSMISSION OF DATA.

14.24 **COUNTERPARTS**. To facilitate execution, this document may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single document. It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.

14.25 **POWERS OF ATTORNEY**. The powers of attorney granted by Borrower to Lender in this Agreement shall be unaffected by the disability of the principal so long as any portion of the Loan remains unpaid or unperformed. Lender shall have no obligation to exercise any of the foregoing rights and powers in any event. Lender hereby discloses that it may exercise the foregoing powers of attorney for Lender's benefit, and such authority need not be exercised for Borrower's best interest.

14.26 **RIGHT OF CONTEST**. Borrower may contest in good faith any claim, demand, levy or assessment by any person other than Lender which would constitute a Default if: (a) Borrower pursues the contest diligently, in a manner which Lender determines is not prejudicial to Lender, and does not impair the rights of Lender under any of the Loan Documents; and (b) Borrower deposits with Lender any funds or other forms of assurance which Lender in good faith determines from time to time appropriate to protect Lender from the consequences of the contest being unsuccessful. Borrower's compliance with this Section shall operate to prevent such claim, demand, levy or assessment from becoming a Default.

14.27 **DELAY OUTSIDE LENDER'S CONTROL**. Lender shall not be liable in any way to Borrower or any third party for Lender's failure to perform or delay in performing under the Loan Documents (and Lender may suspend or terminate all or any portion of Lender's obligations under the Loan Documents) if such failure to perform or delay in performing results directly or indirectly from, or is based upon, the action, inaction, or purported action, of any governmental or local authority, or because of war, rebellion, insurrection, strike, lock-out, boycott or blockade (whether presently in effect, announced or in the sole judgment of Lender deemed probable), or from any Act of God or other cause or event beyond Lender's control.

14.28 **RULES OF CONSTRUCTION**. The word "Borrower" as used herein shall include both the named Borrower and any other person at any time assuming or otherwise becoming primarily liable for all or any part of the obligations of the named Borrower under the Note and the other Loan Documents. If this Agreement is executed by more than one person, the term "Borrower" shall include all such persons. The word "Lender" as used herein shall include Lender, its successors, assigns and affiliates.

14.29 **USE OF SINGULAR AND PLURAL; GENDER**. When the identity of the parties or other circumstances make it appropriate, the singular number includes the plural, and the masculine gender includes the feminine and/or neuter.

14.30 **EXHIBITS, SCHEDULES AND RIDERS**. All exhibits, schedules, riders and other items attached hereto are incorporated into this Agreement by such attachment for all purposes.

14.31 **INCONSISTENCIES**. In the event of any inconsistencies between the terms of this Agreement and the terms of any of the other Loan Documents, the terms of this Agreement shall prevail.

14.32 **ADVERTISING; SIGNS.** In connection with the Loan, Borrower hereby agrees that Wells Fargo & Company and its subsidiaries ("**Wells Fargo**") may publicly identify details of the Loan in Wells Fargo advertising and public communications of all kinds, including, but not limited to, press releases, direct mail, newspapers, magazines, journals, e-mail, internet advertising and communications, and the placement on the Property of reasonable signs standard to construction loan transactions stating that construction financing is being provided by Wells Fargo and any other lenders or participants in the Loan. Such details may include, but not be limited to, the name of the Property, the address of the Property, the amount of the Loan, the date of the closing and a description of the size/location of the Property.

14.33 **PERMANENT FINANCING**: Borrower hereby agrees that when the Loan is ready to convert to permanent financing, Lender shall have the exclusive right to submit the Loan to the Federal Home Loan Mortgage Corporation, or the Federal National Mortgage Association (collectively the "**GSE's**") and/or the Federal Housing Administration ("**FHA**") for permanent financing under their then current lending programs. Borrower agrees to cooperate with Lender and to provide information necessary to obtain quotes for such permanent financing. By agreeing to give this exclusive right to Lender, Borrower agrees not to approach other lenders for either GSE or FHA financing. Borrower will not be obligated to accept an offer of permanent financing from either of the GSEs or FHA, however, if Lender should offer permanent financing at market origination fees from either of the GSE's or FHA and the Borrower declines the offer, the Borrower will be precluded from seeking GSE or FHA financing for a period of one (1) year from the then maturity date of the Loan. If Lender for any reason chooses not to exercise its exclusive right to secure financing options from the GSEs and/or FHA, Borrower shall be released from its obligation to use Lender to pursue such financing.

14.34 **INTEGRATION; INTERPRETATION**. The Loan Documents contain or expressly incorporate by reference the entire agreement of the parties with respect to the matters contemplated therein and supersede all prior negotiations or agreements, written or oral. The Loan Documents shall not be modified except by written instrument executed by all parties. Any reference to the Loan Documents includes any amendments, renewals or extensions now or hereafter approved by Lender in writing.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, Borrower and Lender have executed and delivered this Agreement as of the date appearing on the first page of this Agreement.

"WITNESSES"

Print Name: Victor L. Stosik

Print Name: Rehana Nazir

"BORROWER"

JY-TV ASSOCIATES, LLC, a Florida limited liability company

By: COURTELIS PROMENADE ASSOCIATES, LLC, a Florida limited liability company, its Manager

By: NEWCASTER DEVCORP, INC., a Florida corporation, its Manager

By: ____________________
ELIAS VASSILAROS
Executive Vice President

STATE OF FLORIDA
COUNTY OF MIAMI-DADE

The foregoing instrument was executed, sworn to and acknowledged before me this May 18th 2015, by ELIAS VASSILAROS, as Executive Vice President of NEWCASTER DEVCORP, INC., a Florida corporation, a Manager of COURTELIS PROMENADE ASSOCIATES, LLC, a Florida limited liability company, the Manager of JY-TV ASSOCIATES, LLC, a Florida limited liability company, on its behalf.

(SEAL) Notary Public State of Florida
Rehana Nazir
My Commission EE 166958
Expires 05/10/2016

Signature of Notary Public

Rehana Nazir
Name of Notary Public
(Typed, Printed or stamped)

Personally Known ✓ OR Produced Identification N/A
Type of Identification Produced: ____________________

"WITNESSES"

Print Name: Horatio W. Jones, III

Print Name: Michael J. Marra

"LENDER"

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: ______________________

H. PAUL SORI
Senior Vice President

STATE OF FLORIDA
COUNTY OF Broward

The foregoing instrument was executed, sworn to and acknowledged before me this April 24, 2015, by H. PAUL SORI, as Senior Vice President of WELLS FARGO BANK, NATIONAL ASSOCIATION, on its behalf.

(SEAL)

EDNA E. LOPEZ MAS
MY COMMISSION # EE 114561
EXPIRES: July 21, 2015
Bonded Thru Notary Public Underwriters

Signature of Notary Public

Edna E Lopez Mas
Name of Notary Public
(Typed, Printed or stamped)

Personally Known yes OR Produced Identification N/A
Type of Identification Produced: N/A

EXHIBIT A - DESCRIPTION OF PROPERTY

Exhibit A to Construction Loan Agreement between JY-TV ASSOCIATES, LLC, a Florida limited liability company ("**Borrower**") and WELLS FARGO BANK, NATIONAL ASSOCIATION (collectively with its successors or assigns, "**Lender**") dated as of May 19, 2015.

All that certain real property located in Orange County, Florida, described as follows:

A portion of Lot 3, GRANDE LAKES NE QUADRANT, as recorded in Plat Book 66, Pages 19 through 24, inclusive, of the Public Records of Orange County, Florida, more particularly described as follows:

Begin at the Southwest corner of Orangewood Pump Station as recorded in OR Book 4164, Page 1606, of the Public Records of Orange County, Florida; thence N89°52'44"E along the South line of said Pump Station 130.00'; thence N00°07'16"W along the East line of said Pump Station 130.00' to the South right of way of Taft Vineland Road; thence along said South right of way the following courses; N89°52'44"E, 505.77' to a point of curvature of a curve concave to the North; thence run Easterly along the arc of said curve having a radius of 2,150.00', a delta of 06°27'17" and arc distance of 242.21'; thence S52°13'09"E, 48.91' to a point on the West right of way line of Grande Lakes Boulevard; thence S07°53'32"E along said West right of way line, 162.15' to a point of curvature of a curve concave to the East; thence run Southerly along the arc of said curve having a radius of 1,00.00', a delta of 06°11' 17" an arc distance of 108.00' to a point of tangency; thence S14°04'49"E, 142.05'; thence leaving said right of way line run S82°48'27"W, 454.35'; thence S25°05'18"W, 36.24'; thence N69°44' 18"W, 149.70'; thence S75°28'02"W, 65.17'; thence N34°12'56"W, 25.10'; thence N87°44'00"W, 312.36' to a point on the East right of way of Valencia Drainage District Canal C-11 and a curve concave to the West; thence leaving said canal C-12 run along said curve and said East right of way of canal C-11 the following courses; run along the curve having a radius of 3,532.00', a delta of 02°25'20" an arc distance of 149.32' to a point of tangency; thence N00°07'16"W, 160.80' to the Point of Beginning.

Together with:

Appurtenant easement rights declared, created and granted pursuant to that Declaration of Covenants, Conditions, Restrictions, Easements and Reservations for Grande Lakes Master Stormwater Management System recorded August 7, 2003 in Official Records Book 7038, Page 2091, Public Records of Orange County, Florida.

AND

Appurtenant easement right declared, created and granted pursuant to that Declaration of Covenants, Conditions and Restrictions for Grande Plaza Maintenance Association, Inc. recorded September 6, 2005 in Official Records Book 8173, Page 3806, Public Records of Orange County, Florida.

AND

Appurtenant easement rights declared, created and granted pursuant to that Declaration of Easements recorded August 7, 2006 in Official Records Book 8791, Page 1564; Amendment recorded October 2, 2006 in Official Records Book 8893, Page 1892; Second Amendment recorded January 11, 2007 in Official Records Book 9060, Page 4360; Third Amendment recorded April 14, 2008 in Official Records Book 9658, Page 3700, Public Records of Orange County, Florida.

AND

Canal Crossing Easement recorded April 20, 2007 in Official Records Book 9222, Page 802, Public Records of Orange County, Florida.

EXHIBIT B - DOCUMENTS

Exhibit B to Construction Loan Agreement between JY-TV ASSOCIATES, LLC, a Florida limited liability company, as "Borrower", and WELLS FARGO BANK, NATIONAL ASSOCIATION, as "Lender", dated as of May 19, 2015 ("**Agreement**").

1. **LOAN DOCUMENTS**. The documents listed within this Section 1, inclusive, and amendments, modifications and supplements thereto which have received the prior written consent of Lender, together with any documents executed in the future that are approved by Lender and that recite that they are "Loan Documents" for purposes of this Agreement are collectively referred to herein as the Loan Documents.

1.1 This Agreement.

1.2 Promissory Note Secured by Mortgage of even date herewith in the original principal amount of the Loan made by Borrower payable to the order of Lender.

1.3 Construction Mortgage with Absolute Assignment of Leases and Rents, Security Agreement and Fixture Filing Financing Statement dated of even date herewith, executed by Borrower, as Mortgagor, for the benefit of Lender, as Mortgagee.

1.4 Uniform Commercial Code National UCC Financing Statement (Form UCC1) of even date herewith, naming Mortgagor as Debtor and Lender as Secured Party.

1.5 Limited Liability Company Borrowing Certificate executed by all of the members of Borrower dated of even date herewith.

1.6 Limited Liability Company Certificate Authorizing Limited Liability Company Activity executed by all the members of JIK Taft Vineland, LLC, dated of even date herewith.

1.7 Limited Liability Company Certificate Authorizing Limited Liability Company Activity executed by all the members of Courtelis Promenade Associates, LLC, dated of even date herewith.

1.8 Limited Liability Company Certificate Authorizing Limited Liability Company Activity executed by all the members of HMG Orlando, LLC, dated of even date herewith

1.9 Corporate Resolution Authorizing Execution of Guaranty and Indemnity and Endorsement and Hypothecation of Property and Certificate of Incumbency executed by J.I. Kislak, Inc. dated of even date herewith.

1.10 Corporate Resolution Authorizing Execution of Guaranty and Indemnity and Endorsement and Hypothecation of Property and Certificate of Incumbencyexecuted by HMG/Courtland Properties, Inc. dated of even date herewith.

2. **OTHER RELATED DOCUMENTS (WHICH ARE NOT LOAN DOCUMENTS)**

2.1 Repayment Guaranty Agreement executed by J.I. Kislak, Inc., as Guarantor, in favor of Lender, dated of even date herewith.

2.2 Repayment Guaranty Agreement executed by HMG/Courtland Properties, Inc., as Guarantor, in favor of Lender, dated of even date herewith.

2.3 Repayment Guaranty Agreement executed by W. Douglas Pitts, dated of even date herewith, guarantying the Loan.

2.4 Completion Guaranty Agreement executed by J.I. Kislak, Inc., as Guarantor, in favor of Lender, dated of even date herewith.

2.5 Completion Guaranty Agreement executed by HMG/Courtland Properties, Inc., as Guarantor, in favor of Lender, dated of even date herewith.

2.6 Completion Guaranty Agreement executed by W. Douglas Pitts, dated of even date herewith, guarantying the Loan.

2.7 Hazardous Materials Indemnity Agreement (Unsecured) executed by and between J.I. Kislak, Inc., HMG/Courtland Properties, Inc., and W. Douglas Pitts, as Indemnitor, and Lender, dated of even date herewith.

2.8 Agreement Regarding Closing of Loan executed by Borrower, Guarantor and Lender.

2.9 Affidavit of Ownership and Indemnification for Disbursement of Closing Proceeds executed by Borrower, dated of even date herewith.

2.10 Anti Coercion Statement executed by Borrower dated of even date herewith.

2.11 Notice of Attorney's Fees executed by Borrower dated of even date herewith.

2.12 Certificate of Authenticity executed by Borrower dated of event date herewith.

2.13 Certificate of Authenticity executed by J.I. Kislak, Inc., dated of even date herewith.

2.14 Certificate of Authenticity executed by HMG/Courtland Properties, Inc., dated of even date herewith.

2.15 Certificate of Authenticity executed by JIK Taft Vineland, LLC dated of even date herewith.

2.16 Certificate of Authenticity executed by Courtelis Promenade Associates, LLC, dated of even date herewith.

2.17 Certificate of Authenticity executed by HMG Orlando, LLC, dated of even date herewith.

2.18 Loan Settlement Statement executed by Borrower and Lender.

2.19 Disbursement Instruction Agreement dated of even date herewith, executed by and between Borrower and Lender.

2.20 Assignment of Engineering Agreements and Plans and Specifications executed by Borrower and Architect.

2.21 Assignment of Architectural Agreements and Plans and Specifications executed by Borrower and Architect.

2.22 Assignment of Construction Agreements executed by Borrower, Lender and Contractor.

2.23 Assignment of Leasing Management Agreement and Records and Consent to Assignment and Agreement executed by Borrower, Lender and Manager.

2.24 Assignment of Development Management Agreement and Records and Consent to Assignment and Agreement executed by Borrower, Lender and Developer.

2.25 Opinion of Borrower's Legal Counsel dated of even date herewith executed by Victor Stosik, Esquire.

EXHIBIT C - OPTION TO EXTEND REQUEST LETTER FROM BORROWER

NOTE: MUST PRINT ON BORROWER LETTERHEAD

DATE

Wells Fargo Bank, National Association
One West Broward Blvd., 4th Floor
Ft. Lauderdale, FL 33310
Attention: H. Paul Sori

RE: Loan Number 1012268 ("**Loan**")

Pursuant to the terms of the Construction Loan Agreement, dated May 19, 2015 ("**Loan Agreement**"), JY-TV ASSOCIATES, LLC, a Florida limited liability company ("**Borrower**") hereby exercises Borrower's option to extend the maturity date of the Loan described therein from May 19, 2018 to May 19, 2019. The Borrower hereby certifies that there exists no Default or occurrence that with the passage of time or giving of notice, or both, would constitute a Default, under the Loan Documents, all representations and warranties are true and correct and that no material adverse change has occurred in the financial condition of the Borrower, any Guarantor, or any Indemnitor. Borrower further certifies that all conditions precedent to such extension have been satisfied, including, without limitation, the following:

(a) The Improvements are Complete and Borrower has delivered to Lender copies of all permanent certificates of occupancy or other comparable governmental approvals which are required for the Improvements by the local government agency having jurisdiction and authority to issue such certificates of occupancy or other approvals.

(b) Borrower has provided Lender evidence satisfactory to Lender that not less than ninety percent (90%) of the net rentable square feet of the vertical Improvements comprised within the Property are leased pursuant to Approved Leases, and either: (i) the tenant under each lease occupies the leased premises or will occupy the leased premises within thirty (30) days following the execution of such lease, has commenced rent payments to Borrower, and has not defaulted or made a claim that Borrower has defaulted under the lease; or (ii) if the lease has been entered into before the leased premises have been completed, such lease provides that the tenant shall occupy the leased premises and commence paying rent no later than the date of completion of the leased premises.

(c) Borrower has delivered evidence satisfactory to Lender that as of the Original Maturity Date the Property and Improvements have achieved a Debt Service Coverage Ratio of at least 1.32x.

(d) Lender has received, at Borrower's sole expense, a written appraisal prepared in conformance with the requirements of FIRREA, as well as any other applicable rules and/or regulations from any and all applicable governmental authorities (subject to review and adjustment by Lender consistent with Lender's standard practices), confirming to the satisfaction of Lender that the Loan-to-Value Percentage, as of the Original Maturity Date, does not exceed seventy percent (70%).

(e) Borrower has paid simultaneously with the delivery of this notice of Option to Extend, an extension fee to Lender in the amount of one-quarter of one percent (0.25%) of the total commitment amount of the Loan (whether disbursed or undisbursed), as of the date hereof, in immediately available funds.

All capitalized terms used herein, which are not defined herein, shall have the meanings given to them in the Loan Agreement.

[Signature Page Follows]

"BORROWER"

JY-TV ASSOCIATES, LLC,
a Florida limited liability company

By: COURTELIS PROMENADE ASSOCIATES, LLC,
a Florida limited liability company, its Manager

By: NEWCASTER DEVCORP, INC.,
a Florida corporation, its Manager

By:_______________________________
ELIAS VASSILAROS
Executive Vice President

EXHIBIT D – LOAN BUDGET

Courtelis – Murano Grande Lakes

Construction Financing

Loan Budget

PROJECT LOAN BUDGET

Murano Grande Lakes

SOURCES AND USES OF FUNDS

Property Name: Murano Grande Lakes
Address: John Young Parkway
City & State Orlando, FL

Loan Amount: $27,000,000

		Gross Bldg. Area	No. Units	USES	SOURCES			
		238,750	240					
LINE ITEMS	**% Total Costs**	**$ Per Sq. Ft.**	**$ Per Unit**	**Total Cost**	**Funded by Loan**	**Upfront Equity**	**Deferred Equity**	**Mezz Loan**
Land Cost	10.1%	14.22	14,148	3,395,500	0	3,395,500		
Impact Fees	8.9%	12.55	12,483	2,995,936	340,764	2,655,172		0
	0.0%	0.00	0	0	0	0		
SUB-TOTAL - Land Cost	18.9%	$26.77	$26,631	$6,391,436	$340,764	$6,050,672	$0	$0
GC Contract	64.5%	91.30	90,824	21,797,663	21,797,663			0
Site Work	0.0%	0.00	0	0	0	0		
	0.0%	0.00	0		0			
	0.0%	0.00	0		0			
	0.0%	0.00	0		0			
	0.0%	0.00	0		0			
	0.0%	0.00	0		0			
	0.0%	0.00	0		0			
	0.0%	0.00	0		0			
	0.0%	0.00	0		0			
Hard Cost Contingency 2.94%	1.9%	2.68	2,670	640,801	640,801			0
SUB-TOTAL - Improvements	66.4%	$93.98	$93,494	$22,438,464	$22,438,464	$0	$0	$0
Architect	1.9%	2.68	2,667	640,000	160,836	479,164		0
FFE	1.5%	2.09	2,083	500,000	500,000			0
PreOpening Costs	0.4%	0.50	500	120,000	111,263	8,737		0
Permits	0.6%	0.83	826	198,289	173,577	24,712		0
Legal	0.6%	0.84	833	200,000	117,380	82,620		0
RE Taxes	0.4%	0.63	625	150,000	147,905	2,095		0
Insurances	0.4%	0.53	529	127,000	0	127,000		0
	0.0%	0.00	0	0	0	0		0
Operating Deficit Costs	0.3%	0.44	438	105,000	105,000			0
	0.0%	0.00	0		0			0
	0.0%	0.00	0		0			0
	0.0%	0.00	0		0			0
	0.0%	0.00	0		0			0
	0.0%	0.00	0		0			0
	0.0%	0.00	0		0			0
Soft Cost Contingency 25.6%	1.5%	2.19	2,177	522,561	522,561			0
SUB-TOTAL - Soft Costs	7.6%	$10.73	$10,679	$2,562,850	$1,838,522	$724,328	$0	$0
Closing Costs	0.7%	1.03	1,022	245,250	245,250	0		0
Lender Fee	0.5%	0.68	675	162,000	162,000	0		0
	0.0%	0.00	0	0	0			0
Interest Reserve	2.1%	3.04	3,021	725,000	725,000			0
SUB-TOTAL- Fin'g/ Carry Costs	3.4%	$4.74	$4,718	$1,132,250	$1,132,250	$0	$0	$0
	0.0%	0.00	0		0			
Developer Fee	3.3%	4.61	4,583	1,100,000	1,100,000	0	0	0
Construction Mgmt. Fee	0.4%	0.52	521	125,000	125,000			
Kislak Design Fee	0.1%	0.10	104	25,000	25,000			
	0.0%	0.00	0		0			
SUB-TOTAL- Misc. Cost	3.7%	$5.24	$5,208	$1,250,000	$1,250,000	$0	$0	$0
TOTAL	**100.0%**	**$141.47**	**$140,729**	**$33,775,000**	**$27,000,000**	**$6,775,000**	**$0**	**$0**
% of Total Costs				**100.0%**	**79.9%**	**20.1%**	**0.0%**	**0.0%**

EXHIBIT E – DISBURSEMENT INSTRUCTION AGREEMENT

Borrower: JY-TV ASSOCIATES, LLC, a Florida limited liability company
Lender: Wells Fargo Bank, N.A.
Loan: Loan number 1012268 made pursuant to that certain Construction Loan Agreement dated May ______, 2015 between Borrower and Lender, as amended from time to time
Effective Date: May _____, 2015
Check applicable box: X New – This is the first Disbursement Instruction Agreement submitted in connection with the Loan. ☐ Replace Previous Agreement – This is a replacement Disbursement Instruction Agreement. All prior instructions submitted in connection with this Loan are cancelled as of the Effective Date set forth above.

This Agreement must be signed by the Borrower and is used for the following purposes:

(1) to designate an individual or individuals with authority to request disbursements of Loan proceeds, whether at the time of Loan closing/origination or thereafter;

(2) to designate an individual or individuals with authority to request disbursements of funds from Restricted Accounts (as defined in the Terms and Conditions attached to this Agreement), if applicable; and

(3) to provide Lender with specific instructions for wiring or transferring funds on Borrower's behalf.

Any of the disbursements, wires or transfers described above is referred to herein as a **"Disbursement."**

Specific dollar amounts for Disbursements must be provided to Lender at the time of the applicable Disbursement in the form of a signed closing statement, an email instruction or other written communication (each, a **"Disbursement Request"**) from an applicable Authorized Representative (as defined in the Terms and Conditions attached to this Agreement).

A new Disbursement Instruction Agreement must be completed and signed by the Borrower if (i) all or any portion of a Disbursement is to be transferred to an account or an entity not described in this Agreement or (ii) Borrower wishes to add or remove any Authorized Representatives.

See the Additional Terms and Conditions attached hereto for additional information and for definitions of certain capitalized terms used in this Agreement.

Disbursement of Loan Proceeds at Origination/Closing

Closing Disbursement Authorizers: Lender is authorized to accept one or more Disbursement Requests from any of the individuals named below (each, a "**Closing Disbursement Authorizer**") to disburse Loan proceeds on or about the date of the Loan origination/closing and to initiate Disbursements in connection therewith (each, a "**Closing Disbursement**"):

	Individual's Name	Title
1.	**Elias M. Vassilaros**	**Executive Vice President**
2.	**Charles F. Rogers**	**Secretary**
3.		

Describe Restrictions, if any, on the authority of the Closing Disbursement Authorizers (dollar amount limits, wire/deposit destinations, etc.):
If there are no restrictions described here, any Closing Disbursement Authorizer may submit a Disbursement Request for all available Loan proceeds.

Permitted Wire Transfers: Disbursement Requests for the Closing Disbursement(s) to be made by wire transfer must specify the amount and applicable Receiving Party. Each Receiving Party included in any such Disbursement Request must be listed below. Lender is authorized to use the wire instructions that have been provided directly to Lender by the Receiving Party or Borrower and attached as the Closing Exhibit. **All wire instructions must contain the information specified on the Closing Exhibit.**

	Names of Receiving Parties for the Closing Disbursement(s) (may include as many parties as needed; wire instructions for each Receiving Party must be attached as the Closing Exhibit)
1.	**Akerman LLP – Real Estate Account**
2.	
3.	

Disbursements of Loan Proceeds Subsequent to Loan Closing/Origination

Subsequent Disbursement Authorizers: Lender is authorized to accept one or more Disbursement Requests from any of the individuals named below (each, a "**Subsequent Disbursement Authorizer**") to disburse Loan proceeds after the date of the Loan origination/closing and to initiate Disbursements in connection therewith (each, a "**Subsequent Disbursement**"):

	Individual's Name	Title
1.	**Elias M. Vassilaros**	**Executive Vice President**
2.	**Charles F. Rogers**	**Secretary**
3.		

Describe Restrictions, if any, on the authority of the Subsequent Disbursement Authorizers (dollar amount limits, wire/deposit destinations, etc.):
If there are no restrictions described here, any Subsequent Disbursement Authorizer may submit a Disbursement Request for all available Loan proceeds.

Direct Deposit: Disbursement Requests for Subsequent Disbursements to be deposited into an account at Wells Fargo Bank, N.A. must specify the amount and applicable account. Each account included in any such Disbursement Request must be listed below.

Name on Deposit Account: **JY-TV Associates, LLC**
Wells Fargo Bank, N.A. Deposit Account Number: [redacted]
Further Credit Information/Instructions:

Borrower acknowledges that all of the information in this Agreement is correct and agrees to the terms and conditions set forth herein and in the Additional Terms and Conditions on the following page.

"BORROWER"

JY-TV ASSOCIATES, LLC,
a Florida limited liability company

By: COURTELIS PROMENADE ASSOCIATES, LLC,
a Florida limited liability company, its Manager

By: NEWCASTER DEVCORP, INC.,
a Florida corporation, its Manager

By:____________________
ELIAS VASSILAROS
Executive Vice President

Borrower acknowledges that all of the information in this Agreement is correct and agrees to the terms and conditions set forth herein and in the Additional Terms and Conditions on the following page.

"BORROWER"

JY-TV ASSOCIATES, LLC,
a Florida limited liability company

By: COURTELIS PROMENADE ASSOCIATES, LLC,
a Florida limited liability company, its Manager

By: NEWCASTER DEVCORP, INC.,
a Florida corporation, its Manager

By:______________________________
ELIAS VASSILAROS
Executive Vice President

Additional Terms and Conditions to the Disbursement Instruction Agreement

Definitions. The following capitalized terms shall have the meanings set forth below:

> **"Authorized Representative"** means any or all of the Closing Disbursement Authorizers, Subsequent Disbursement Authorizers and Restricted Account Disbursement Authorizers, as applicable.
> **"Receiving Bank"** means the financial institution where a Receiving Party maintains its account.
> **"Receiving Party"** means the ultimate recipient of funds pursuant to a Disbursement Request.
> **"Restricted Account"** means an account at Wells Fargo Bank, N.A. associated with the Loan to which Borrower's access is restricted.

Capitalized terms used in these Additional Terms and Conditions to Disbursement Instruction Agreement and not otherwise defined herein shall have the meanings given to such terms in the body of the Agreement.

Disbursement Requests. Lender must receive Disbursement Requests in writing. Verbal requests are not accepted. Disbursement Requests will only be accepted from the applicable Authorized Representatives designated in the Disbursement Instruction Agreement. Disbursement Requests will be processed subject to satisfactory completion of Lender's customer verification procedures. Lender is only responsible for making a good faith effort to execute each Disbursement Request and may use agents of its choice to execute Disbursement Requests. Funds disbursed pursuant to a Disbursement Request may be transmitted directly to the Receiving Bank, or indirectly to the Receiving Bank through another bank, government agency, or other third party that Lender considers to be reasonable. Lender will, in its sole discretion, determine the funds transfer system and the means by which each Disbursement will be made. Lender may delay or refuse to accept a Disbursement Request if the Disbursement would: (i) violate the terms of this Agreement; (ii) require use of a bank unacceptable to Lender or prohibited by government authority; (iii) cause Lender to violate any Federal Reserve or other regulatory risk control program or guideline; or (iv) otherwise cause Lender to violate any applicable law or regulation.

Limitation of Liability. Lender shall not be liable to Borrower or any other parties for: (i) errors, acts or failures to act of others, including other entities, banks, communications carriers or clearinghouses, through which Borrower's requested Disbursements may be made or information received or transmitted, and no such entity shall be deemed an agent of Lender; (ii) any loss, liability or delay caused by fires, earthquakes, wars, civil disturbances, power surges or failures, acts of government, labor disputes, failures in communications networks, legal constraints or other events beyond Lender's control; or (iii) any special, consequential, indirect or punitive damages, whether or not (A) any claim for these damages is based on tort or contract or (B) Lender or Borrower knew or should have known the likelihood of these damages in any situation. Lender makes no representations or warranties other than those expressly made in this Agreement. IN NO EVENT WILL LENDER BE LIABLE FOR DAMAGES ARISING DIRECTLY OR INDIRECTLY IF A DISBURSEMENT REQUEST IS EXECUTED BY LENDER IN GOOD FAITH AND IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT.

Reliance on Information Provided. Lender is authorized to rely on the information provided by Borrower or any Authorized Representative in or in accordance with this Agreement when executing a Disbursement Request until Lender has received a new Agreement signed by Borrower. Borrower agrees to be bound by any Disbursement Request: (i) authorized or transmitted by Borrower; or (ii) made in Borrower's name and accepted by Lender in good faith and in compliance with this Agreement, even if not properly authorized by Borrower. Lender may rely solely (i) on the account number of the Receiving Party, rather than the Receiving Party's name, and (ii) on the bank routing number of the Receiving Bank, rather than the Receiving Bank's name, in executing a Disbursement Request. Lender is not obligated or required in any way to take any actions to detect errors in information provided by Borrower or an Authorized Representative. If Lender takes any actions in an attempt to detect errors in the transmission or content of transfers or requests or takes any actions in an attempt to detect unauthorized Disbursement Requests, Borrower agrees that, no matter how many times Lender takes these actions, Lender will not in any situation be liable for failing to take or correctly perform these actions in the future, and such actions shall not become any part of the Disbursement procedures authorized herein, in the Loan Documents, or in any agreement between Lender and Borrower.

International Disbursements. A Disbursement Request expressed in US Dollars will be sent in US Dollars, even if the Receiving Party or Receiving Bank is located outside the United States. Lender will not execute Disbursement Requests expressed in foreign currency unless permitted by the Loan Agreement.

Errors. Borrower agrees to notify Lender of any errors in the Disbursement of any funds or of any unauthorized or improperly authorized Disbursement Requests within fourteen (14) days after Lender's confirmation to Borrower of such Disbursement. If Lender is notified that it did not disburse the full amount requested in a Disbursement Request, Lender's sole liability will be to promptly disburse the amount of the stated deficiency. If Lender disburses an amount in excess of the amount requested in a Disbursement Request, Lender will only be liable for such excess amount to the extent that Borrower does not receive the benefit of such amount.

Finality of Disbursement Requests. Disbursement Requests will be final and will not be subject to stop payment or recall; provided that Lender may, at Borrower's request, make an effort to effect a stop payment or recall but will incur no liability whatsoever for its failure or inability to do so.

SCHEDULE 1 – OWNERSHIP OF BORROWER AND GUARANTORS

Schedule 1 to Construction Loan Agreement by and between JY-TV ASSOCIATES, LLC, a Florida limited liability company, and WELLS FARGO BANK, NATIONAL ASSOCIATION, dated as of May 19, 2015.

ENTITY: **JY-TV ASSOCIATES, LLC**

ORGANIZATION: FLORIDA LIMITED LIABILITY COMPANY

FEDERAL ID#: 37-1758169

DATE FORMED: April 14, 2014

Name and title	Ownership Percentage
Courtelis Promenade Associates, LLC Member	33-1/3%
JIK Taft Vineland, LLC Member	33-1/3%
HMG Orlando, LLC Member	33-1/3%

Registered Agent: W. Douglas Pitts

Developing 250 multi-family rental apartment project in Orlando, Florida.